UNITED STATES SECURITIES

AND EXCHANGE COMMISSION

WASHINGTON, D.C.  20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

(Amendment No.)

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[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

[ ] Definitive Proxy Statement

[ ] Definitive Additional Materials

[ ] Soliciting Material Pursuant to §240.14a-12

AMERCO

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement if Other Than the Registrant)

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NOTICE OF A SPECIAL MEETING OF STOCKHOLDERS OF AMERCO

DATE: June 8, 2016

TIME: 9 a.m. PDT/12 Noon EDT

PLACE: U-Haul Central Towers

2727 N. Central Avenue, Phoenix, Arizona 85004

and webcast live at amerco.com

April 28, 2016

Dear Fellow Stockholders:

A special meeting of stockholders (the “Special Meeting”) of AMERCO (the “Company”) will be held on June 8, 2016, at the U-Haul Central Towers, 2727 N. Central Avenue, Phoenix, Arizona  85004 and webcast live at amerco.com.  The Special Meeting will commence at 9:00 a.m., Pacific Daylight Time, to consider and take action on the following proposals, which are more fully described in the Proxy Statement:

  to approve an amendment to the Company’s Restated Articles of Incorporation (the “Articles”), to increase the authorized Serial Common Stock from 150 million shares to 250 million shares;
  to approve an amendment to the Articles, to increase the authorized Common Stock, $0.25 Par Value, from 150 million shares to 250 million shares;
  to approve an amendment to the Articles, to clarify that non-directors may serve on the Board of Directors (the “Board”) committees, in accordance with applicable Nevada law;
  to approve an amendment to the Articles, to conform the director and officer personal liability provision to applicable Nevada law; and
  to approve the 2016 AMERCO Stock Option Plan (Shelf Stock Option Plan) (the “Plan”).

Additionally, stockholders shall transact such other business as may properly come before the Special Meeting or any adjournment or postponement thereof.  On such other business, to the maximum extent allowed by the Securities and Exchange Commission’s proxy and NASDAQ rules, any proxy holders will vote as they determine in their discretion.

I encourage you to read this proxy statement for more information on each of these proposals and to vote.  Additionally, I encourage stockholders to participate in the Special Meeting via the webcast.  This is an economical way for stockholders to participate in our interactive forum.  The Board has fixed the close of business on April 8, 2016 as the record date for determination of stockholders entitled to notice of and to vote at the Special Meeting or any adjournment or postponement thereof. If you vote over the internet or telephone, your vote must be received by 11:59 p.m. Eastern Time on June 7, 2016 to be counted. Mail-in ballots should be mailed by May 27, 2016.

Sincerely yours,

/s/ Edward J. Shoen

Edward J. Shoen

Chairman and President

PROXY STATEMENT

SPECIAL MEETING OF STOCKHOLDERS

TO BE HELD ON JUNE 8, 2016

This proxy statement (“Proxy Statement”) is furnished in connection with the solicitation of proxies on behalf of the Board of Directors (the “Board”) of AMERCO, a Nevada corporation (the “Company”), with respect to a Special Meeting of Stockholders of AMERCO and any adjournment or postponement thereof (the “Special Meeting”). The matters to be considered and voted upon at the Special Meeting are:

  an amendment to the Company’s Restated Articles of Incorporation (the “Articles”), to increase the authorized Serial Common Stock from 150 million shares to 250 million shares;
  an amendment to the Articles, to increase the authorized common stock, $0.25 par value per share (“Common Stock, $0.25 Par Value”) from 150 million shares to 250 million shares;
  an amendment to the Articles, to clarify that non-directors may serve on Board committees, in accordance with applicable Nevada law;
  an amendment to the Articles, to conform the director and officer personal liability provision to applicable Nevada law; and
  the approval of the 2016 AMERCO Stock Option Plan (Shelf Stock Option Plan) (the “Plan”).

The Notice of Internet Availability of Proxy Materials (the “Notice”) is first being sent to stockholders on or about April 28, 2016.   This Proxy Statement and the form of proxy relating to the Special Meeting are first being made available to stockholders on April 28, 2016.

The Board has fixed the close of business on April 8, 2016 as the record date for determination of stockholders entitled to notice of and to vote at the Special Meeting or any adjournment or postponement thereof (the “Record Date”). As of the Record Date, there were 19,607,788 shares of common stock outstanding and entitled to vote.

Why am I being provided with these materials?

Owners of AMERCO common stock as of the close of business on the Record Date are entitled to vote in connection with the Special Meeting. As a stockholder, you are requested to vote on the proposals described in this Proxy Statement. This Proxy Statement describes the proposals presented for stockholder action at our Special Meeting and includes information required to be disclosed to stockholders in connection with the Special Meeting.

Why have I received a Notice of Internet Availability of Proxy Materials?

In accordance with applicable rules, we are permitted to furnish proxy materials to our stockholders on the internet, in lieu of mailing printed copies of the documents.  You will not receive a printed copy of the proxy materials unless you request a printed copy. The Notice instructs you on how to access the proxy materials on the internet and how to vote.   If you would like to receive a printed copy of the proxy materials, please follow the instructions for requesting such materials included in the Notice.  You may also download or print these materials, or any portion thereof, from any computer with internet access and a printer.

Who can vote in connection with the Special Meeting?

You may vote if you were an owner of AMERCO common stock as of the close of business on the Record Date.  As of the Record Date, there were 19,607,788 shares of common stock outstanding and entitled to vote.

How do I attend the Special Meeting?

The Special Meeting will be webcast live over the internet at amerco.com and will be hosted at the U-Haul Central Towers, 2727 N. Central Avenue, Phoenix, Arizona 85004, at 9:00 a.m., Pacific Daylight Time, on June 8, 2016.  Rather than physically attending the Special Meeting, we encourage stockholders to attend the Special Meeting via the live webcast. This is an economical way for stockholders to participate in our interactive forum.  In-person attendance at the Special Meeting is limited to stockholders as of the Record Date or their legal proxies, and valid photo identification and a copy of such proxy, if applicable, is required for attendees. If your shares are held in “street name” (for instance, through a brokerage firm or bank), you will also need to bring evidence of your beneficial ownership, such as a recent statement from your brokerage account.

What am I voting on?

You are voting on:

Proposal 1:  An amendment to the Articles, to increase the authorized Serial Common Stock from 150 million shares to 250 million shares;

Proposal 2:  An amendment to the Articles, to increase the authorized Common Stock, $0.25 Par Value, from 150 million shares to 250 million shares;

Proposal 3:  An amendment to the Articles, to clarify that non-directors may serve on Board committees, in accordance with applicable Nevada law;

Proposal 4:  An amendment to the Articles, to conform the director and officer personal liability provision to applicable Nevada law; and

Proposal 5:  The approval of the 2016 AMERCO Stock Option Plan (Shelf Stock Option Plan).

On April 6, 2016, the Board approved, and recommend that the stockholders approve at the Special Meeting, the various amendments to the Articles which are set forth in Proposals 1, 2, 3 and 4 below.  The complete text of the Company’s proposed Amended and Restated Articles of Incorporation is set forth at Exhibit B  hereto (the “Amended and Restated Articles”), with deletions indicated by strike-outs and additions indicated by underlining. The summaries included in Proposals 1, 2, 3 and 4 of the changes and revisions included in the Amended and Restated Articles are qualified in their entirety by the full text of such document attached at Exhibit B, which we urge you to fully and carefully read prior to voting.   On the same date, the Board also approved the Plan.

In addition, stockholders may also vote on any other business as may properly come before the Special Meeting or any continuation, postponement or adjournment thereof. On such other business, to the maximum extent allowed by the Securities and Exchange Commission’s (“SEC”’s) proxy and NASDAQ rules, the proxy holders will vote as they determine in their discretion.

How does the Board recommend that I vote my shares?

The Board recommendations are as follows:

Proposal 1:  The Board recommends a vote “FOR” such proposal;

Proposal 2:  The Board recommends a vote “FOR” such proposal;

Proposal 3:  The Board recommends a vote “FOR” such proposal;

Proposal 4:  The Board recommends a vote “FOR” such proposal; and

Proposal 5:  The Board recommends a vote “FOR” such proposal.

We encourage all stockholders to vote.  If you own your shares pursuant to the AMERCO Employee Stock Ownership Plan (“ESOP”) and you do not vote, the ESOP Trustee will vote your shares on your behalf, in its discretion. If you own your shares in “street name” we encourage you to specifically direct your broker (or other record holder) to vote your shares by returning appropriate voting instruction form, which will be provided to you from such broker or other record holder.

What types of votes are permitted on each Item?

Proposal 1:  You may vote “FOR,” “AGAINST” or “ABSTAIN”

Proposal 2:  You may vote “FOR,” “AGAINST” or “ABSTAIN”

Proposal 3:  You may vote “FOR,” “AGAINST” or “ABSTAIN”

Proposal 4:  You may vote “FOR,” “AGAINST” or “ABSTAIN”

Proposal 5:  You may vote “FOR,” “AGAINST” or “ABSTAIN”

If you vote “ABSTAIN” in the case of Proposals 1, 2, 3 and 4, your vote will be deemed to have been cast and will have the effect of a vote against such Proposal.  If you vote “ABSTAIN” in the case of Proposal 5, your vote will not be counted as a vote cast on such Proposal.

How many votes are needed to approve each Item?

Proposal 1:  There must be a “FOR” vote from the majority of the voting power of the Company’s stockholders.

Proposal 2:  There must be a “FOR” vote from the majority of the voting power of the Company’s stockholders.

Proposal 3:  There must be a “FOR” vote from the majority of the voting power of the Company’s stockholders.

Proposal 4:  There must be a “FOR” vote from the majority of the voting power of the Company’s stockholders.

Proposal 5:  There must be a “FOR” vote from the majority of votes cast and entitled to vote in connection with the Special Meeting.

How many votes must be present, whether in person or by proxy, to hold the Special Meeting?

In order for the Special Meeting to proceed, holders of one-third of the outstanding shares of common stock of the Company entitled to vote must be present, in person or by proxy, at the meeting.  This is referred to as a quorum.  Abstentions and broker non-votes are included and counted for purposes of establishing a quorum at the meeting.

What are broker non-votes?

Broker non-votes occur with respect to shares held in “street name” (for instance, shares in a brokerage or bank account), in cases where the record owner (for instance, the brokerage firm or bank) does not receive voting instructions from the beneficial owner and does not have discretionary voting authority with respect to those shares.  Brokerage firms and banks are deemed to have discretionary voting authority to vote with respect to “routine” matters; however they do not have discretionary authority to vote on “non-routine” matters.  Each of the proposals being voted on in connection with the Special Meeting is “non-routine”.  Therefore, your broker or bank will not be able to vote your shares on your behalf unless your broker or bank receives specific voting instructions from you.   Broker non-votes (as well as “abstain” votes) will not be counted towards any of the proposals (and in fact will have the effect of being a vote “against” Proposals 1,2,3 and 4), but will be counted towards the presence of a quorum.

If I am a stockholder of record of AMERCO, how do I cast my vote?

There are several ways to cast your vote:

  You may vote over the internet, by going to proxyvote.com.  You will need to type in the individualized voting control number provided on your Proxy Card and follow the instructions.
  You may vote over the telephone by dialing 1-800-690-6903 and follow the recorded instructions. You will need the voting control number indicated on your Proxy Card.
  You may vote by mailing in the Proxy Card ballot.  To vote by mail, you must first request and obtain a paper copy of the materials, which will include a Proxy Card. Then, complete, sign and date your Proxy Card and mail it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, New York 11717.
  You may vote in person, at the commencement of the Special Meeting and before the announcement of the conclusion of voting.

If you vote over the internet or telephone, your vote must be received by 11:59 p.m. Eastern Time on June 7, 2016 to be counted.  If you vote by mail, please ensure that your completed Proxy Card is mailed no later than May 27, 2016.

How do I vote if I hold my stock through the AMERCO ESOP?

If you hold your stock through the AMERCO ESOP, you may vote in the same manner as stockholders of record, as described immediately above. If you do not vote your stock held through the ESOP, the ESOP Trustee may vote your shares for you, in the Trustee’s discretion.

How do I cast my vote if my AMERCO shares are not registered directly in my name, but are instead held in “street name”, through a brokerage account?

If the record owner of your shares is a brokerage firm or bank, then your shares are held in “street name” and you are considered the beneficial owner of such shares. The organization holding your account is considered the stockholder of record for purposes of the Special Meeting. As a beneficial owner of these shares, you have the right to direct your bank or broker on how to vote the shares in your account.  You will receive the Notice, a voting instruction form, and other proxy materials if requested, directly from your bank or broker.  As discussed above, if you own your shares in “street name” and do not instruct your bank or broker as to how to vote, your bank or broker will not have the discretion to vote your shares on your behalf.  Accordingly, we encourage you to specifically direct your bank or broker, as applicable, as to how to vote your shares by returning your voting instructions form or other documents so requested from your bank or broker, or otherwise following the steps outlined in such voting instruction form.

How many votes do I have?

On each matter to be voted upon, you have one vote for each share of our common stock that you owned as of the close of business on the Record Date.

Who will tabulate the votes?

We have hired Broadridge Financial Solutions, Inc. (“Broadridge”) to tabulate the votes cast in connection with the Special Meeting.  In addition, an employee of Broadridge or its designee will be present at the meeting to serve as the Inspector of Elections.

Could other matters be decided at the Special Meeting?

We are not aware of any other matters that will be considered at the Special Meeting.  If any other matters are properly brought before the Special Meeting, all shares validly represented by proxies will be voted in accordance with the discretion of the appointed proxy holder.

What does it mean if I receive more than one Notice and Proxy Card?

If you receive more than one Notice and Proxy Card, your shares are owned in more than one name or in multiple accounts. In order to ensure that all of your shares are voted, you must follow the voting instructions included in each Notice and Proxy Card.

How will I know the voting results?

Preliminary voting results will be announced at the Special Meeting.  Final results will be published on Form 8-K filed with the SEC shortly following the Special Meeting.

How can I access the Proxy Statement electronically?

To access the Proxy Statement electronically, please visit proxyvote.com or the Company’s Investor Relations website, amerco.com. You may also consent to receive all future Company proxy statements and annual reports electronically via e-mail. To sign up for e-delivery, please go to amerco.com, and click on the yellow “Electronic Delivery Enrollment” box toward the top of the page and follow the instructions.

How can I change my vote or revoke my Proxy?

You may change your vote or revoke your proxy by filing with the Company’s Secretary on or before the close of business on June 7, 2016 either a notice of revocation or a signed Proxy Card bearing a later date, or by later re-voting by telephone or over the internet. The powers of the proxy holder will be suspended with respect to your shares if you attend the Special Meeting in person and so request, although attendance at the meeting will not automatically revoke your proxy absent specific action on your part.

Who will pay the costs of soliciting these Proxies?

The Board is soliciting proxies from stockholders, and directors, officers or other employees may assist in such effort by mail, email, telephone, facsimile or in person.  We are not paying any specific third-party to solicit proxies on behalf of the Board, but any costs related to the Special Meeting and the solicitation of proxies shall be borne by the Company. We will not provide compensation, other than usual compensation to our directors, officers and other employees who may solicit proxies.

PROPOSAL 1 – AMENDMENT TO THE ARTICLES TO INCREASE THE AUTHORIZED SERIAL COMMON STOCK FROM 150 MILLION SHARES TO 250 MILLION SHARES

Article 5(ii) of the Company's Articles currently authorizes the Company to issue up to One Hundred and Fifty Million (150,000,000) shares of “Serial Common Stock”.   The Articles provide that the Board has the authority to issue Serial Common Stock in one or more classes or series, the number of shares of each class or series being determined by the Board; with or without par value; and with such voting powers, designations, preferences, limitations, restrictions and relative rights as shall be stated or expressed in a resolution regarding such Serial Common Stock adopted by the Board.  There are no shares of Serial Common Stock presently issued and outstanding.

The Board believes it is desirable and in the best interests of the Company, its stockholders and its other constituencies for the Company to have the flexibility to issue up to Two Hundred and Fifty Million (250,000,000) shares of Serial Common Stock. The Board believes that the availability of such additional shares of Serial Common Stock will provide our Company with the flexibility to (i) issue Serial Common Stock for possible future financings, stock dividends, repayment of indebtedness or stock option grants, (ii) provide liquidity for funding possible acquisitions or other strategic investments, and (iii) issue Serial Common Stock for other general corporate purposes that may be identified in the future by the Board. While the Board continually considers our capital structure and various financing alternatives, the Board has no present intention to issue any Serial Common Stock at this time. The Board will determine whether, when, and on what terms the issuance of shares of Serial Common Stock may be warranted in the future in connection with our capital structure, financing and other needs.

As is the case with the current authorized but unissued shares of Serial Common Stock, the additional shares of Serial Common Stock authorized by this proposed amendment could be issued upon approval by the Board without further vote of our stockholders except as may be required in particular cases by applicable law, regulatory agencies or the rules of the NASDAQ.  If we issue shares of Serial Common Stock, such issuance could have a dilutive effect on the voting power and could have a dilutive effect on the earnings per share of the Company’s currently outstanding shares of Common

Stock, $0.25 Par Value. Additionally, the Company has no current intention of using shares of Serial Common Stock as an anti-takeover defense, however, such an issuance could be used to create impediments to or otherwise discourage persons from attempting to gain control of the Company.

If the stockholders of the Company approve this proposed amendment to the Articles, the Board will cause Amended and Restated Articles of Incorporation, including the amendment of Article 5(ii), to be filed with the Nevada Secretary of State.  The amendment will be effective upon such filing.

The affirmative vote of a majority of the voting power of the Company’s stockholders is required for approval of this proposed amendment to the Articles.  Since abstentions and broker non-votes are not affirmative votes, they will have the effect of votes against this proposal.

The Board recommends a vote “FOR” approval of the proposal to amend the Articles to increase the authorized Serial Common Stock from 150,000,000 shares to 250,000,000 shares.

PROPOSAL 2 – AMENDMENT TO THE ARTICLES TO INCREASE THE AUTHORIZED COMMON STOCK, $0.25 PAR VALUE, FROM 150 MILLION SHARES TO 250 MILLION SHARES

Article 5(i) of the Company's Articles currently authorizes the Company to issue up to One Hundred and Fifty Million (150,000,000) shares of “Common Stock, $0.25 Par Value”.  Currently there are 19,607,788 shares of Common Stock, $0.25 Par Value outstanding.

The Board believes it is desirable and in the best interests of the Company, its stockholders and its other constituencies for the Company to have the flexibility to issue up to Two Hundred and Fifty Million (250,000,000) shares of Common Stock, $0.25 Par Value. The Board believes that the availability of such additional shares of Common Stock, $0.25 Par Value will provide our Company with the flexibility to (i) effectuate a stock split; (ii) issue Common Stock, $0.25 Par Value for possible future financings, stock dividends, repayment of indebtedness or stock option grants, (iii) provide liquidity for funding possible acquisitions or other strategic investments, and (iv) issue Common Stock, $0.25 Par Value for other general corporate purposes that may be identified in the future by the Board.  While the Board continually considers our capital structure and various financing alternatives, the Board has no present intention to issue any additional Common Stock, $0.25 Par Value at this time. The Board will determine whether, when, and on what terms the issuance of shares of Common Stock, $0.25 Par Value may be warranted in the future in connection with our capital structure, financing and other needs.

As is the case with the current authorized but unissued shares of Common Stock, $0.25 Par Value, the additional shares of Common Stock, $0.25 Par Value authorized by this proposed amendment could be issued upon approval by the Board without further vote of our stockholders except as may be required in particular cases by applicable law, regulatory agencies or the rules of NASDAQ.  If we issue shares of Common Stock, $0.25 Par Value, such issuance would have a dilutive effect on the voting power and earnings per share of the Company’s currently outstanding shares of Common Stock, $0.25 Par Value. Additionally, the Company has no current intention of using shares of Common Stock, $0.25 Par Value as an anti-takeover defense, however, such an issuance could be used to create impediments to or otherwise discourage persons from attempting to gain control of the Company.

If the stockholders of the Company approve this proposed amendment to the Articles, the Board will cause Amended and Restated Articles of Incorporation, including the amendment of Article 5(i) to be filed with the Nevada Secretary of State.  The amendment will be effective upon such filing.

Accordingly, the Board proposes that Article 5 of the Company’s Articles be amended and restated in its entirety as follows, so long as Proposal 1 and Proposal 2 are approved by the requisite stockholders:

“The total number of shares of common stock which this Corporation is authorized to issue is (i) Two Hundred and Fifty Million (250,000,000) shares of common stock with a par value of Twenty-five Cents ($0.25) per share ("Common Stock, $0.25 Par Value"), and (ii) Two Hundred and Fifty Million (250,000,000) shares of common stock ("Serial Common Stock"), with the Board of Directors having authority to issue shares of Serial Common Stock in one or more classes or series (the number of shares of each class or series being determined by the Board of Directors), with or without par value, and with such voting powers, designations, preferences, limitations, restrictions, and relative rights as shall be stated or expressed in the resolution regarding such Serial Common Stock adopted by the Board of Directors pursuant to the authority expressly vested in it by this provision of the Articles of Incorporation, or any amendment thereto. For purposes of these Articles of Incorporation, the term "common stock" includes Common Stock, $0.25 Par Value and Serial Common Stock.

In addition to the common stock authorized to be issued by the foregoing paragraph, this Corporation is authorized to issue Fifty Million (50,000,000) shares of preferred stock, with the Board of Directors having authority to issue such shares in one or more classes or series (the number of shares of each class or series being determined by the Board of Directors), with or without par value, and with such voting powers, designations, preferences limitations, restrictions, and relative right as shall be stated or expressed in the resolution regarding such preferred stock adopted by the Board of Directors pursuant to the authority expressly vested in it by this provision of these Articles of Incorporation, or any amendment thereto.”

The affirmative vote of a majority of the voting power of the Company’s stockholders is required for approval of this proposed amendment to the Articles.  Since abstentions and broker non-votes are not affirmative votes, they will have the effect of votes against this proposal.

The Board recommends a vote “FOR” approval of the proposal to amend the Articles to increase the authorized Common Stock, $0.25 Par Value from 150,000,000 shares to 250,000,000 shares.

PROPOSAL 3 – AMENDMENT TO THE ARTICLES TO CLARIFY THAT NON-DIRECTORS MAY SERVE ON BOARD COMMITTEES, IN ACCORDANCE WITH APPLICABLE NEVADA LAW

Nevada law provides that unless the Articles or Bylaws provide otherwise, the Board may appoint natural persons who are not directors to serve on Board committees.   Article 6.B(vii) of the Company’s Articles provides the Board with the power to form Board committees and addresses the composition of such committees.  However, the phrasing of this provision could be construed as requiring that only Board members serve on committees.  Accordingly, based in part upon the advice from external legal counsel, and in order to avoid any potential ambiguity as to whether a non-director may sit on a Board committee, the Board proposes that Article 6.B(vii) of the Company’s Articles be amended and restated in its entirety as follows:

“To designate, by resolution or resolutions passed by a majority of the whole Board of Directors, one or more committees, each including at least one director, which, to the extent permitted by law and authorized by the resolution or the By-Laws, shall have and may exercise the powers of the Board of Directors.  The Board may appoint natural persons who are not directors to serve on committees;”

Currently, there are two individuals who are not directors (and one director) who serve on the Company’s Independent Governance Committee.  All other Board committees are presently composed solely of directors.

If the stockholders of the Company approve this proposed amendment to the Articles, the Board will cause Amended and Restated Articles of Incorporation, including the amendment of Article 6.B(vii) to be filed with the Nevada Secretary of State.  The amendment will be effective upon such filing.  Notwithstanding any approval or enactment of this proposed amendment, the composition of Board committees of the Company will also be subject to applicable NASDAQ rules.

The affirmative vote of a majority of the voting power of the Company’s stockholders is required for approval of this proposed amendment to the Articles.  Since abstentions and broker non-votes are not affirmative votes, they will have the effect of votes against this proposal.

The Board recommends a vote “FOR” approval of the proposal to amend the Articles to clarify that non-directors may serve on Board committees, in accordance with applicable Nevada law.

PROPOSAL 4 – AMENDMENT TO THE ARTICLES TO CONFORM THE DIRECTOR AND OFFICER PERSONAL LIABILITY PROVISION TO APPLICABLE NEVADA LAW

Article 6.C of the Company’s Articles provides limitations on the potential personal liability of the Company’s directors and officers.  However, the phrasing of this provision could be construed as not conforming to current provisions of Nevada corporate law. Accordingly, in order to provide the Company’s directors and officers with the fullest protections available under Nevada law, the Board proposes that Article 6.C of the Company’s Articles be amended and restated in its entirety as follows:

“The liability of directors and officers of the Corporation shall be eliminated or limited to the fullest extent permitted by the Nevada Revised Statutes.  If the Nevada Revised Statutes are amended to further eliminate or limit or authorize corporate action to further eliminate or limit the liability of directors or officers, the liability of directors and officers of the Corporation shall be eliminated or limited to the fullest extent permitted by the Nevada Revised Statutes, as so amended from time to time.  Any repeal or modification of this Article 6.C approved by the stockholders of the Corporation shall be prospective only and shall not adversely affect any limitation on the liability of a director or officer of the Corporation existing as of the time of such repeal or modification.”

 If the stockholders of the Company approve this proposed amendment to the Articles, the Board will cause Amended and Restated Articles of Incorporation, including the amendment of Article 6.C, to be filed with the Nevada Secretary of State.  The amendment will be effective upon such filing.

The affirmative vote of a majority of the voting power of the Company’s stockholders is required for approval of this proposed amendment to the Articles.  Since abstentions and broker non-votes are not affirmative votes, they will have the effect of votes against this proposal.

The Board recommends a vote “FOR” approval of the proposal to amend the Articles to conform the director and officer personal liability provision to applicable Nevada law.

PROPOSAL 5 – APPROVAL OF THE 2016 AMERCO STOCK OPTION PLAN (SHELF STOCK OPTION PLAN)

Summary of Proposal

The Board is recommending that stockholders approve the AMERCO 2016 Stock Option Plan (Shelf Stock Option Plan) (the “Plan”), including the authority to grant under the Plan a maximum of 10 million shares of the Company’s Common Stock, $0.25 Par Value, and 10 million shares of Serial Common Stock (collectively, the “common stock”).  The Board has no present intention to make or authorize any grants under the Plan and nothing herein should be construed as indicative of a present intention to grant any awards under the Plan.

 Although there is no present intent to use the Plan, the Plan could be used in the future to help the Company attract, retain, and motivate certain Company employees, non-employee directors, and consultants and to link the interests of these individuals with the interests of Company stockholders over the long term.  The Plan could accomplish these purposes by serving as a possible vehicle for the Company’s equity-based and other incentive compensation programs, in addition to the AMERCO Employee Stock Ownership Plan which provides retirement benefits to employees.  Therefore, the Company believes that the Plan could be important to the Company’s future success.  The Plan is an incentive compensation plan that could be used to grant incentive stock options, nonqualified stock options, and stock appreciation rights (and substitute awards relating thereto).

The Plan contains certain restrictions to further the objectives and to reflect sound corporate governance.  For instance:

  Except for a 5% de minimis exception, awards of options and stock appreciation rights are subject to a minimum one-year vesting requirement.
  The holder of an option or stock appreciation right shall not be entitled to receive dividend equivalents with respect to the number of shares subject to such option or stock appreciation right.
  Repricing of stock options without stockholder approval is prohibited.
  Shares that are used to pay the stock option exercise price cannot be used for future grants under the Plan.
  Shares that are used to pay required tax withholding on stock options and stock appreciation rights cannot be used for future grants under the Plan.
  Change in control provisions may (or may not) be specified in an applicable award agreement in the discretion of the Compensation Committee of AMERCO’s Board of Directors or the independent directors of the Board of Directors (either of the foregoing, the “Committee”).  In the absence of an award agreement provision to the contrary, options and stock appreciation rights will fully vest upon a participant’s termination without cause or for good reason within 24 months following a change in control.

  The Plan specifically provides that participants need not be treated the same.  Therefore, award agreements can be customized on an individual basis (within the parameters of the Plan).
  The Plan contains a “clawback”/forfeiture provision to the extent required by law or by a Company clawback policy.

Shares under the Plan

If the Plan is approved by stockholders, twenty million shares of common stock will be authorized for grants under the Plan, consisting of ten million shares of Common Stock, $0.25 Par Value, and ten million shares of Serial Common Stock.

Issued and Outstanding Shares of the Company; Stock Price

There were 19,607,788 shares of the Company’s Common Stock, $0.25 Par Value outstanding as of February 29, 2016.  The closing price on the NASDAQ Exchange of a share of the Company’s Common Stock, $0.25 Par Value as of February 29, 2016, was $342.81.  There are no shares of Serial Common Stock issued and outstanding.

Summary of the Terms of the Plan and Related Information

The following is a summary of the material provisions of the Plan, a copy of which is attached hereto as Exhibit C and is incorporated by reference herein.  This summary is qualified in its entirety by reference to the full and complete text of the Plan.  Any inconsistencies between the following summary of the material provisions of the Plan and the text of the Plan will be governed by the text of the Plan.

Administration

Any determination to commence use of the Plan shall require Board approval.  No assurance is given that the Board will provide any such approval.  Thereafter, the Plan will be administered by the Committee, who will have authority to select the individuals who will receive awards under the Plan, to determine the form and amount of each of the awards to be granted, and to establish the terms and conditions of awards. At least two or more directors of the Committee shall satisfy the “non-employee director” definition under Rule 16b-3 of the Securities Exchange Act of 1934 (the “Exchange Act”) and the “outside director” definition under Internal Revenue Code of 1986, as amended (“Code”) Section 162(m).

Eligibility

In the event of Board approval to commence use of the Plan, the Committee may grant awards to (i) employees of AMERCO and its subsidiaries, (ii) non-employee directors of AMERCO and its subsidiaries, and (iii) consultants rendering consulting or advisory services.  Awards to Code Section 162(m) “covered employees” must be made by the Committee consisting solely of “outside directors” or a subcommittee thereof consisting solely of “outside directors”.

Types of Awards

Awards under the Plan may consist of incentive stock options, nonqualified stock options, and stock appreciation rights (and substitute awards relating thereto).  Following Board approval to commence use of the Plan, the Committee may grant any type of award to any participant it selects, but only the Company and its subsidiaries’ employees may receive grants of incentive stock options.  Awards may be granted alone or in addition to, in tandem with, or (subject to the Plan’s prohibitions on repricing) in substitution for any other award (or any other award granted under another plan of the Company or of any of the Company’s affiliates).

Shares Reserved under the Plan

An aggregate of twenty million shares of common stock will be authorized or reserved for issuance under the Plan, consisting of ten million shares of Common Stock, $0.25 Par Value, and ten million shares of Serial Common Stock.  The maximum number of shares of incentive stock options under the Plan is twenty million.

Award Limits under the Plan

In order to qualify as “performance-based compensation” under Code Section 162(m), the Company is required to establish limits on the number of awards that may be granted to a particular participant.  The award limits in the Plan were established in order to provide the Company with maximum flexibility, and are not necessarily indicative of the size of award that the Company expects to make to any particular participant.

The maximum number of shares of common stock that a participant may receive as an award of stock options (including incentive stock options, and including both Common Stock, $0.25 Par value and Serial Common Stock) in any calendar year is two million (2,000,000).  The maximum number of shares of common stock that a participant may receive as an award of stock appreciation in any calendar year is two million (2,000,000)  The maximum number of shares of common stock that a non-employee director may receive as any award in any calendar year is two million (2,000,000).

Adjustments

The foregoing limitations are subject to adjustment in the event of any reorganization, recapitalization, stock split, stock distribution, merger consolidation, and the like, subject where necessary to Code Sections 422 and 409A.

Options

In the event of Board approval to commence use of the Plan, the Committee will have the authority to grant stock options and to determine all terms and conditions of each stock option.  The Committee will fix the option price per share of common stock, which generally may not be less than one hundred percent (100%) of the fair market value of the common stock on the date of grant.  Fair market value is defined as the closing sales price of a share of the Company’s common stock as reported on the NASDAQ Exchange as of the close of the market in New York City and without regard to after-hours trading activity, or if no sales of the Company’s common stock occur on such date, on the last preceding date on which there was such a sale.  The Committee will determine the expiration date of each option as set forth in the stock option agreement, but the expiration date will not be later than ten years after the grant date.  Options will be exercisable at such times and be subject to such restrictions and conditions as the Committee deems necessary or advisable.  The stock option exercise price will be payable in full upon exercise as provided in the stock option agreement.

In addition, an incentive stock option is subject to the following rules:  (i) the aggregate fair market value (determined at the time the option is granted) of the shares of common stock with respect to which an incentive stock option is exercisable for the first time by an employee during any calendar year (under all incentive stock option plans of the Company and its subsidiaries) cannot exceed One Hundred Thousand Dollars ($100,000), and if this limitation is exceeded, so much of the incentive stock option that does not exceed the applicable dollar limit will be an incentive stock option and the remainder will be a non-qualified stock option; (ii) if an incentive stock option is granted to an employee who owns stock possessing more than ten percent of the total combined voting power of all classes of stock of the Company, the exercise price of the incentive stock option will be one hundred ten percent (110%) of the closing price of the common stock on the date of grant and the incentive stock option will expire no later than five years from the date of grant; and (iii) no incentive stock option may be granted after ten years from the date the Plan was adopted.

Stock Appreciation Rights

In the event of Board approval to commence use of the Plan, the Committee will have the authority to grant stock appreciation rights (also called SARs).  A stock appreciation right is the right of a participant to receive cash in an amount, and/or Company common stock with a fair market value, equal to the appreciation of the fair market value of a share of common stock during a specified period of time.  The Plan provides that the Committee will determine all terms and conditions of each stock appreciation right, including, among other things:  whether the stock appreciation right is granted independently of a stock option or relates to a stock option; a grant price that will generally not be less than one hundred percent (100%) of the fair market value of the common stock subject to the stock appreciation right on the date of grant; a term that must be no later than ten years after the date of grant; and whether the stock appreciation right will settle in cash, common stock, or a combination of the two.

Transferability

Awards are not transferable other than by will or the laws of descent and distribution, unless approved by the Company.

Change in Control

Notwithstanding any other provision of the Plan or any award agreement, in the event of a “Change in Control” of the Company:

  In the absence of an award agreement provision to the contrary, options and stock appreciation rights will fully vest upon a participant’s termination without cause or for good reason within 24 months following a change in control; and
  The Committee has sole discretion to provide for the purchase of any outstanding stock option or stock appreciation right for cash equal to the difference between the exercise price and the then fair market value of the common stock subject to the option or stock appreciation right had the option or stock appreciation right been currently exercisable.  See Section 5.8 and Article VI of the Plan for the “Change in Control” provisions.

Term of Plan

Unless earlier terminated by the Board, the Plan will remain in effect for ten years.

Termination and Amendment

The Board may amend, suspend, or terminate the Plan at any time, except no amendment to the Plan shall be effective without the approval of the Company’s stockholders if:

  Stockholder approval is required by applicable law, rule or regulation, or any applicable stock exchange rule on which the shares are traded; or
  Stockholders must approve any amendment to the Plan and any stock option or stock appreciation right agreement that results in the repricing of stock options or stock appreciation rights.  Repricing is broadly defined to include reducing the exercise price of a stock option or stock appreciation rights or cancelling a stock option or stock appreciation right in exchange for cash, other stock options, or stock appreciation rights with a lower exercise price or other stock awards.  (This prohibition on repricing without stockholder approval does not apply in case of an equitable adjustment to the awards to reflect changes in the capital structure of the Company or similar events.)

In general, the amendment or termination of the Plan may not impair the rights of the holder of an outstanding award.

Certain Federal Income Tax Consequences

The following summarizes certain federal income tax consequences relating to the Plan.  The summary is based on the laws and regulations in effect as of the date of this Proxy Statement and does not purport to be a complete statement of the law in this area.  Furthermore, the discussion below does not address the tax consequences of the receipt or exercise of awards under foreign, state, or local tax laws or any employment tax laws, and such tax laws may not correspond to the federal income tax treatment described herein.  The exact federal income tax treatment of transactions under the Plan will vary depending upon the specific facts and circumstances involved, and participants are advised to consult their personal tax advisors with regard to all consequences arising from the grant or exercise of awards and the disposition of any acquired shares.

Stock Options

The grant of a stock option under the Plan will create no income tax consequences to the Company or to the recipient.  A participant who is granted a non-qualified stock option will generally recognize ordinary compensation income at the time of exercise in an amount equal to the excess of the fair market value of the common stock at such time over the exercise price.  The Company (the employer) will generally be entitled to a deduction in the same amount and at the same time as the participant recognizes ordinary income.  Upon the participant’s subsequent disposition of the shares of common stock received with respect to such stock option, the participant will recognize a capital gain or loss (long-term or short-term, depending on the holding period) to the extent the amount realized from the sale differs from the tax basis (i.e., the fair market value of the common stock on the exercise date).

In general, a participant will recognize no income or gain as a result of the exercise of an incentive stock option, except that the alternative minimum tax may apply. Except as described below, the participant will recognize a long-term capital gain or loss on the disposition of the common stock acquired pursuant to the exercise of an incentive stock option, and the Company (the employer) will not be allowed a deduction. In order to qualify as an incentive stock option, the option must be exercised within three (3) months after the participant’s termination of employment for any reason other than death or disability and within one (1) year after termination for disability. If the option is not exercised within such time period, it will be treated as a non-qualified stock option and taxed accordingly.  If the participant fails to hold the shares of common stock acquired pursuant to the exercise of an incentive stock option for at least two (2) years from the grant date of the incentive stock option and one (1) year from the exercise date, then the participant will recognize ordinary compensation income at the time of the disposition equal to the lesser of the gain realized on the disposition and the excess of the fair market value of the shares of common stock on the exercise date over the exercise price.  The Company (the employer) will generally be entitled to a deduction in the same amount and at the same time that the participant recognizes ordinary income.  Any additional gain realized by the participant over the fair market value at the time of exercise will be treated as a capital gain.

Stock Appreciation Rights

The grant of a stock appreciation right under the Plan will create no income tax consequences to the Company (the employer) or to the recipient.  A participant who is granted a stock appreciation right will generally recognize ordinary compensation income at the time of exercise in an amount equal to the excess of the fair market value of the common stock at such time over the grant price.  The Company (the employer) will generally be entitled to a deduction in the same amount and at the same time that the participant recognizes ordinary income.  If the stock appreciation right is settled in shares of the Company’s common stock, upon the participant’s subsequent disposition of such shares, the participant will recognize a capital gain or loss (long-term or short-term, depending on the holding period) to the extent the amount realized from the sale differs from the tax basis (i.e., the fair market value of the common stock on the exercise date).

Section 162(m) Limit on Deductibility of Compensation

Code Section 162(m) limits the deduction the Company (the employer) can take for compensation the Company pays to its chief executive officer and its four other highest paid officers other than its chief financial officer (determined as of the end of each year) to One Million Dollars ($1,000,000) per year per individual.  However, performance-based compensation that meets the requirements of Code Section 162(m) does not have to be included as part of the One Million Dollar ($1,000,000) limit.  The Plan is designed so that awards granted to the covered individuals may meet the Code Section 162(m) requirements for performance-based compensation.

Code Section 409A

Awards under the Plan may constitute, or provide for, a deferral of compensation under Code Section 409A.  If the requirements of Code Section 409A are not complied with, holders of such awards may be taxed earlier than would otherwise be the case (e.g., at the time of vesting instead of the time of payment) and may be subject to an additional twenty percent tax and, potentially, interest, and penalties.  The Company expects to structure awards under the Plan, to comply with Code Section 409A and the Department of Treasury regulations and other interpretive guidance issued pursuant to Code Section 409A.  To the extent that any award granted under the Plan is subject to Code Section 409A, the award agreement evidencing such award will generally incorporate the terms and conditions required by Code Section 409A.

Other Considerations

Awards that are granted, accelerated, or enhanced upon the occurrence of a change in control may give rise, in whole or in part, to excess parachute payments within the meaning of Code Section 280G to the extent that such payments, when aggregated with other payments subject to Code Section 280G, exceed the limitations contained in that provision.  Such excess parachute payments are not deductible by the Company (the employer) and are subject to an excise tax of twenty percent payable by the participant.

New Plan Grants

Assuming the Plan is approved by stockholders, the Company cannot currently determine the awards that may be granted under the Plan in the future to the executive officers named in this proxy statement, other officers, directors, or other persons.  The Committee will make such determinations from time to time.

No Assurance that Plan will be Used

Even if the stockholders approve the Plan, there is no assurance that the Board will approve commencement of use of the Plan or that the Committee will make any grants under the Plan.  The Board has no present intention to make or authorize any grants under the Plan and nothing herein should be construed as indicative of a present intention to grant any awards under the Plan.

Vote Required and Recommendation of the Board of Directors

The vote required for approval of this proposal is the affirmative vote of a majority of the shares of the Company’s common stock present in person or by proxy and entitled to vote at the Special Meeting.  With respect to this proposal, you may vote in favor of or against this item or you may abstain from voting.  Any proxy marked “abstain” with respect to this item will have the effect of your vote not being counted as a vote cast on this proposal.

The Board recommends a vote “FOR” approval of the 2016 AMERCO Stock Option Plan (Shelf Stock Option Plan).

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS
AND MANAGEMENT

To the Company’s knowledge, the following table lists, as of February 29, 2016, the beneficial ownership of the Company’s common stock of each director, named executive officer and 5% or greater common stockholder of the Company. The percentages set forth in the following table are based on 19,607,788 shares of the Company’s common stock outstanding on February 29, 2016.

Name and Address of Beneficial Owner (1)	Shares of Common Stock Beneficially Owned	Percentage of Total Outstanding Shares

James E. Acridge, Director	-	**
Charles J. Bayer, Director	1,188	**
John P. Brogan, Director	6,000	**

Name and Address of Beneficial Owner (1)	Shares of Common Stock Beneficially Owned	Percentage of Total Outstanding Shares
John M. Dodds, Director	-	**
Michael L. Gallagher, Director	-	**
Daniel R. Mullen (2), Director	7,000	**
Samuel J. Shoen, Director	3,291	**
Edward J. (“Joe”) Shoen (3)(10), Director, Principal Executive Officer and 5% Beneficial Owner	10,898,116	55.6%
Jason A. Berg, Principal Financial Officer, And Chief Accounting Officer	892	**
Laurence J. De Respino, Named Executive Officer	799	**
James P. Shoen (7)(10), Named Executive Officer and 5% Beneficial Owner	10,898,116	55.6%
John C. (“JT”) Taylor, Named Executive Officer	2,293	**
Directors and Named Executive Officers as a group - 12 persons. (4)	10,919,579	55.7%
5% Beneficial Owners:
Willow Grove Holdings LP (5)(10) 1250 E. Missouri Ave. Phoenix, AZ 85014	10,898,116	55.6%
Foster Road LLC (5)(10) 1250 E. Missouri Ave. Phoenix, AZ 85014	10,898,116	55.6%
Mark V. Shoen (6)(10)	10,898,116	55.6%

Name and Address of Beneficial Owner (1)	Shares of Common Stock Beneficially Owned	Percentage of Total Outstanding Shares
David L. Holmes, as Trustee under the “C” Irrevocable Trust dated December 20, 1982 (8)(10) 4040 S Westpoint Rd. Reno, Nevada 89509	10,898,116	55.6%
Rosemarie T. Donovan, as Trustee of Irrevocable Trusts dated November 2, 1998 (9)(10) 6015 South Virginia Street, E#473 Reno, Nevada 89502	10,898,116	55.6%
The AMERCO Employee Stock Ownership Plan (11)	1,235,428	6.3%
Sophia M. Shoen (12) 5104 N. 32nd Street Phoenix, Arizona 85018	1,377,413	7.0%

**The percentage of the referenced class beneficially owned is less than one percent.

(1) Except as otherwise indicated, addresses are c/o AMERCO, 2727 N. Central Avenue, Phoenix, Arizona 85004.

(2) Daniel Mullen disclaims beneficial ownership of such shares. Such shares are owned by Continental Leasing Co., an entity as to which Mr. Mullen is Treasurer and a Director.

(3)  Edward J. (“Joe”) Shoen owns 24,906 shares.  This consists of 4,997 shares pursuant to the ESOP, and 19,909 shares owned in his individual capacity.

(4) The 10,919,579 shares constitute the shares beneficially owned by the Directors and Named Executive Officers of the Company as a group, including the 10,898,116 shares subject to the Stockholder Agreement discussed in footnote 10 below.

(5)  Willow Grove Holdings LP (“Willow Grove”) is a Delaware limited partnership.  It is owned by Mark V. Shoen and various trusts associated with Edward J. Shoen and Mark V. Shoen.  It owns, directly and indirectly, 8,307,584 shares.  The general partner of Willow Grove is Foster Road LLC, a Delaware limited liability company (“Foster Road”).  Foster Road owns a 0.1% general partner interest in Willow Grove and controls all voting and disposition decisions with respect to the AMERCO common stock owned directly or indirectly by Willow Grove.  Foster Road is managed by Edward J. (“Joe”) Shoen and Mark V. Shoen

(6) Mark V. Shoen owns 27,008 shares.  This consists of 4,592 shares pursuant to the ESOP, and 22,416 shares owned in his individual capacity.

(7) James P. Shoen owns 1,866,942 shares.  This consists of 4,628 shares pursuant to the ESOP and 1,862,314 shares pursuant to a limited partnership.   Notice has been provided that such 1,866,942 shares will be removed from the Stockholder Agreement effective as of June 30, 2016.

(8)  David L. Holmes, as Trustee, owns 337,426 shares.  Notice has been provided that such 337,426 shares will be removed from the Stockholder Agreement effective as of June 30, 2016.

(9) Rosemarie Donovan, as Trustee, owns 334,250 shares.   Notice has been provided that such 334,250 shares will be removed from the Stockholder Agreement effective as of June 30, 2016.

(10)  This consists of 10,898,116 shares subject to a Stockholder Agreement dated June 30, 2006, which includes shares owned, directly or indirectly, as the case may be, by Edward J. (“Joe”) Shoen, Mark V. Shoen, James P. Shoen, Willow Grove, David L. Homes as Trustee, and Rosemarie Donovan as Trustee.   As referenced in footnotes (7), (8) and (9) above, notice has been provided that an aggregate of 2,538,618 shares will be removed from the Stockholder Agreement as of June 30, 2016.  As a result of such removal, the Company will cease being a “controlled company” pursuant to NASDAQ listing standards as of June 30, 2016.

(11)  The ESOP Trustee consists of three individuals appointed by the Company’s Board.  Each participant (or such participant’s beneficiary) in the ESOP is entitled to direct the ESOP Trustee as to how to vote the shares allocated to such participant’s ESOP account. In the event such participant does not provide such direction to the ESOP Trustee, the ESOP Trustee may vote such participant’s shares as determined by the ESOP Trustee in its discretion.  In addition, all shares in the ESOP not allocated to participants are voted by the ESOP Trustee in the ESOP Trustee’s discretion. As of February 29, 2016, of the 1,235,428 shares of common stock held by the ESOP, 1,208,095 shares were allocated to participants and 27,333 shares remained unallocated. These figures include the ESOP shares allocated to Directors and Named Executive Officers as identified in the table above.

(12) Based upon information provided by Ms. Sophia Shoen.

To the Company’s knowledge, there are no arrangements giving any stockholder the right to acquire the beneficial ownership of any shares owned by any other stockholder.

COMMUNICATIONS WITH THE BOARD OF DIRECTORS

Stockholders may communicate with the Board by addressing communications to the Board of Directors of AMERCO c/o the Secretary of AMERCO at 2727 N. Central Avenue, Phoenix, Arizona 85004.  All such communications, or summaries thereof, will be relayed to the Board.

OTHER MATTERS

With respect to Company stockholders’ meetings following the Special Meeting, the Company anticipates that it will continue furnishing proxy materials to stockholders by posting such materials on an internet website in accordance with applicable laws, and providing stockholders with notice of internet availability of such materials. Paper copies of such materials will be available to stockholders on request, for a period of one year, at no cost, in accordance with applicable laws.

UPON REQUEST, THE COMPANY WILL PROVIDE BY FIRST CLASS U.S. MAIL, TO EACH STOCKHOLDER OF RECORD AS OF THE RECORD DATE, WITHOUT CHARGE, A COPY OF THIS PROXY STATEMENT AND THE PROXY CARD. WRITTEN REQUESTS FOR THIS INFORMATION SHOULD BE DIRECTED TO: DIRECTOR, FINANCIAL REPORTING, U-HAUL INTERNATIONAL, INC., P.O. BOX 21502, PHOENIX, ARIZONA 85036-1502.

Exhibit A – Proxy Card

Proxy Card 1 of 2

AMERCO
C/O U-HAUL INTERNATIONAL
PO BOX 21502
PHOENIX,AZ 85036

Investor Address Line 1
Investor Address Line 2
Investor Address Line 3
Investor Address Line 4
Investor Address Line 5
John Sample
1234 ANYWHERE STREET
ANY CITY, ON A1A 1A1

VOTE BY INTERNET - www.proxyvote.com
Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

NAME	
	CONTROL # → 0000000000000000
	SHARES
THE COMPANY NAME INC. - COMMON	123,456,789,012.12345
THE COMPANY NAME INC. - CLASS A	123,456,789,012.12345
THE COMPANY NAME INC. - CLASS B	123,456,789,012.12345
THE COMPANY NAME INC. - CLASS C	123,456,789,012.12345
THE COMPANY NAME INC. - CLASS D	123,456,789,012.12345
THE COMPANY NAME INC. - CLASS E	123,456,789,012.12345
THE COMPANY NAME INC. - CLASS F	123,456,789,012.12345
THE COMPANY NAME INC. - 401 K	123,456,789,012.12345

PAGE 1 OF 2

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: ☒

KEEP THIS PORTION FOR YOUR RECORDS

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

DETACH AND RETURN THIS PORTION ONLY

02 0000000000

The Board of Directors recommends you vote FOR proposals 1. through 5..

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name, by authorized officer.

Investor Address Line 1
Investor Address Line 2
Investor Address Line 3
Investor Address Line 4
Investor Address Line 5
John Sample
1234 ANYWHERE STREET
ANY CITY, ON A1A 1A1

Signature [PLEASE SIGN WITHIN BOX] Date

JOB #

Signature (Joint Owners) Date

SHARES
CUSIP #
SEQUENCE #

0000286814_1 R1.0.1.25

Proxy Card 2 of 2

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting:
The Notice & Proxy Statement available at www.proxyvote.com

AMERCO
Special Meeting of Shareholders
June 8, 2016 9:00 AM
This proxy is solicited by the Board of Directors

The stockholder(s) hereby appoint(s) John M. Dodds, as proxy, with the power to appoint his substitute, and hereby authorizes him to represent and to vote, as designated on the reverse side of this ballot, all of the shares of common stock of AMERCO that the stockholder(s) is/are entitled to vote at the Special Meeting of Stockholders to be held at 9:00 a.m. PDT, on Wednesday, June 8, 2016, at the U-Haul International, Inc. Offices, 2727 N. Central Avenue, Phoenix, Arizona 85004, Room 102-South and via webcast at http://www.amerco.com, and any adjournment or postponement thereof.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED AS DIRECTED BY THE STOCKHOLDER(S). IF NO SUCH DIRECTIONS ARE MADE, THIS PROXY WILL BE VOTED FOR PROPOSALS 1 THROUGH 5.

PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY USING THE ENCLOSED REPLY ENVELOPE

0000286814_2 R1.0.1.25

Continued and to be signed on reverse side

Exhibit B – Amended and Restated Articles of Incorporation (Redline to existing Articles of Incorporation)

AMENDED AND RESTATED
ARTICLES OF INCORPORATION
OF AMERCO

The undersigned, Chairman and President of AMERCO, a Nevada corporation, in accordance with ~~Section~~Sections 78.390 and 78.403 of the Nevada Revised Statutes, does hereby certify that the following are the Amended and Restated Articles of Incorporation of AMERCO as amended to the date set forth below (as so amended the, “Articles of Incorporation”). The following correctly sets forth the text of said Articles of Incorporation:

1.  The name of this Corporation is AMERCO (hereinafter, this “Corporation”).

2.  The name and address of the resident agent is The Corporation Trust Company of Nevada, 311 S. Division Street, Carson City, Nevada 89703.

3.  The Corporation may engage in any lawful activity.

4.  The Corporation shall have all the general and specific powers authorized by law.

5.  The total number of shares of common stock which this Corporation is authorized to issue is (i) ~~One~~Two Hundred and Fifty Million (~~150~~250,000,000) shares of common stock with a par value of Twenty-five Cents ($0.25) per share ("Common Stock, $0.25 Par Value"), and (ii) ~~One~~Two Hundred and Fifty Million (~~150~~250,000,000) shares of common stock ("Serial Common Stock"), with the Board of Directors having authority to issue shares of Serial Common Stock in one or more classes or series (the number of shares of each class or series being determined by the Board of Directors), with or without par value, and with such voting powers, designations, preferences, limitations, restrictions, and relative rights as shall be stated or expressed in the resolution regarding such Serial Common Stock adopted by the Board of Directors pursuant to the authority expressly vested in it by this provision of the Articles of Incorporation, or any amendment thereto. For purposes of these Articles of Incorporation, the term "common stock" includes Common Stock, $0.25 Par Value and Serial Common Stock.

In addition to the common stock authorized to be issued by the foregoing paragraph, this Corporation is authorized to issue Fifty Million (50,000,000) shares of preferred stock, with the Board of Directors having authority to issue such shares in one or more classes or series (the number of shares of each class or series being determined by the Board of Directors), with or without par value, and with such voting powers, designations, preferences limitations, restrictions, and relative right as shall be stated or expressed in the resolution regarding such preferred stock adopted by the Board of Directors pursuant to the authority expressly vested in it by this provision of these Articles of Incorporation, or any amendment thereto.

1

6.  For the management of the business, and for the conduct of the affairs of the Corporation, and for the further definition, limitation, and regulation of the powers of the Corporation and its directors and stockholders, it is further provided:

A.  Board of Directors. The Board of Directors of the Corporation (“Board of Directors”) shall consist of not less than 4 nor more than 8 directors, the exact number of members of the Board of Directors to be determined from time to time solely by a resolution adopted by an affirmative vote of a majority of the entire Board of Directors.

A director shall hold office for a term of one year, commencing upon the effective time of his or her appointment or election to the Board, and ending at the next succeeding annual meeting of stockholders of the Corporation; subject, however, to prior death, resignation, retirement, disqualification or removal from office.

Directors need not be stockholders. The names of the current members of the Board are:  Edward J. Shoen, James E. Acridge, Charles J. Bayer, John P. Brogan, John M. Dodds, Michael L. Gallagher, Daniel R. Mullen and ~~James P~~Samuel J. Shoen, each with an address of c/o ~~1325 Airmotive Way~~5555 Kietzke Lane, Suite 100, Reno, Nevada ~~89502~~89511.

B.  Powers of the Board of Directors. In furtherance and not in limitation of the powers conferred by the laws of the State of Nevada, the Board of Directors is expressly authorized and empowered:

(i)  To make, alter, amend, and repeal the By-Laws, subject to the power of the Stockholders to amend the By-Laws, which power may be exercised only by the affirmative vote of two-thirds of all of the outstanding shares of common stock of the Corporation entitled to vote, which vote must be by ballot at a duly constituted meeting of the Stockholders, the notice of which meeting must include the proposed amendment.  This Article 6.B(i) may be amended only by the affirmative vote of two-thirds of all of the outstanding shares of common stock of the Corporation entitled to vote, which vote must be by ballot at a duly constituted meeting of the stockholders, the notice of which meeting must include the proposed amendment.

(ii) Subject to the applicable provisions of the By-Laws then in effect, to determine, from time to time, whether and to what extent, and at what times and places, and under what conditions and regulations, the accounts and books of the Corporation, or any of them, shall be open to stockholder inspection. No stockholder shall have any right to inspect any of the accounts, books or documents of the Corporation, except as permitted by law, unless and until

2

authorized to do so, by resolution of the Board of Directors or of the shareholders of the Corporation;

(iii) To authorize and issue, without stockholder consent, obligations of the Corporation, secured and unsecured, under such terms and conditions as the Board of Directors, in its sole discretion, may determine, and to pledge or mortgage, as security therefor, any real or personal property of the Corporation, including after-acquired property;

(iv) To determine whether any and, if so, what part, of the earned surplus of the Corporation shall be paid in dividends to the stockholders, and to direct and determine other use and disposition of any such earned surplus;

(v)  To fix, from time to time, the amount of the profits of the Corporation to be reserved as working capital or for any other lawful purpose;

(vi) To establish bonus, profit-sharing, stock option, or other types of incentive compensation plans for the employees, including officers and directors, of the Corporation, and to fix the amount of profits to be shared or distributed, and to determine the persons to participate in any such plans and the amount of their respective participations;

(vii) To designate, by resolution or resolutions passed by a majority of the whole Board of Directors, one or more committees, each ~~consisting of~~including at least one ~~or more directors~~director, which, to the extent permitted by law and authorized by the resolution or the By-Laws, shall have and may exercise the powers of the Board of Directors.  The Board may appoint natural persons who are not directors to serve on committees;

(viii) To provide for the reasonable compensation of its own members by By-Laws, and to fix the terms and conditions upon which such compensation will be paid; and

(ix)  In addition to the powers and authority hereinbefore, or by statute, expressly conferred upon it, the Board of Directors may exercise all such powers and do all such acts and things as may be exercised or done by the Corporation, subject, nevertheless, to the provisions of the laws of the State of Nevada, of these Articles of Incorporation, and of the By-Laws of the Corporation.

C.  ~~A director or officer~~The liability of directors and officers of the Corporation shall ~~not~~be ~~personally liable~~eliminated or limited to ~~this Corporation or its stockholders for damages for breach of fiduciary duty as a~~

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~~director or officer, but this Article shall not~~the fullest extent permitted by the Nevada Revised Statutes. If the Nevada Revised Statutes are amended to further eliminate or limit or authorize corporate action to further eliminate or limit the liability of ~~a director~~directors or ~~officer for (i) acts~~officers, the liability of ~~omissions which involve intentional misconduct, fraud~~directors and officers of the Corporation shall be eliminated or ~~a knowing violation of law or (ii) the unlawful payment of dividends.~~limited to the fullest extent permitted by the Nevada Revised Statutes, as so amended from time to time. Any repeal or modification of this Article 6.C approved by the stockholders of the Corporation shall be prospective only~~,~~ and shall not adversely affect any limitation on the ~~personal~~ liability of a director or officer of the Corporation ~~for acts or omissions prior to~~existing as of the time of such repeal or modification.

7.  Except as otherwise provided by the Board of Directors, no holder of any shares of the stock of the Corporation shall have any preemptive right to purchase, subscribe for, or otherwise acquire any shares of stock of the Corporation of any class now or hereafter authorized, or any securities exchangeable for or convertible into such shares, or any warrants or other instruments evidencing rights or options to subscribe for, purchase or otherwise acquire such shares.

8.  To the extent and upon the terms and provisions provided in NRS 78.140 and other applicable laws and regulations, a contract or other transaction is not void or voidable solely because (A) The contract or transaction is between (i) the Corporation and one or more of its Directors or officers, or (ii) another corporation, firm or association in which one or more of its directors or officers are Directors or officers of the Corporation or are financially interested;  (B) A common or interested Director or officer (i) is present at the meeting of the Board of Directors or a committee thereof which authorizes or approves the contract or transaction; or (ii) joins in the signing of a written consent which authorizes or approves the contract or transaction pursuant to subsection 2 of  NRS 78.315;  or (C) The vote or votes of a common or interested Director are counted for the purpose of authorizing or approving the contract or transaction.

9.  The duration of this Corporation shall be perpetual.

10.  The affirmative vote of the holders of two-thirds (2/3) of the outstanding shares of common stock of this Corporation entitled to vote shall be required to approve, adopt or authorize:

A. Any agreement for the merger, consolidation, amalgamation or combination of this Corporation with or into any other person, firm, corporation or other entity which is an Interested Stockholder (as hereafter defined);

B  Any sale, lease, exchange or other disposition to or with this Corporation of any assets of any Interested Stockholder;

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C.  Any sale, lease, exchange or other disposition by this Corporation of all or substantially all of the assets of this Corporation to or with an Interested Stockholder;

D.  Any plan or proposal for liquidation or dissolution of this Corporation if any shareholder of this Corporation is an Interested Stockholder; or

E.  Any reclassification of securities (including any reverse stock split) or recapitalization of this Corporation which has the effect, directly or indirectly, of increasing the proportionate share of the outstanding shares of any class of stock or convertible securities of this Corporation, directly or indirectly owned by an Interested Stockholder.

As used herein, Interested Stockholder shall mean any person, firm, corporation or other entity which, as of the record date for the determination of shareholders entitled to notice of and to vote on any of the above transactions, is the beneficial owner, directly or indirectly, of more than five percent (5%) of the voting power of any class of outstanding voting shares of this Corporation. For the purposes hereof, any person, firm, corporation or other entity will be deemed to be the beneficial owner of outstanding voting shares of this Corporation in which (i) it has the right to acquire pursuant to any agreement or upon exercise of conversion rights, warrants or options, or otherwise, (ii) investment power over the shares, including, without limitation, the power to dispose, or to direct the disposition, of the shares, or (iii) are owned, directly or indirectly (including shares deemed owned through the application of clause (i) above), by any other person, firm, corporation or other entity with which it has any agreement, arrangement or understanding, whether or not in writing, with respect to the acquisition, holding, voting or disposition of voting stock of this Corporation, or which is its "affiliate" or "associate" as those terms are defined in the Rules and Regulations under the Securities Exchange Act of 1934, as amended.

The Board of Directors of this Corporation shall have the power and duly, by resolution adopted by the affirmative vote of a majority of the whole Board of Directors, to determine (and such determination shall be conclusive) for the purposes of this Article 10, on the basis of information known to it, whether (i) any person, firm, corporation or other entity is the beneficial owner, directly or indirectly, of more than five percent (5%) of any class of voting stock of this Corporation, (ii) any proposed sale, lease, exchange or other disposition involves all or substantially all of the assets of this Corporation, or (iii) any person, firm, corporation or other entity has any agreement, arrangement or understanding with respect to the acquisition, holding, voting or disposition of voting stock of this Corporation with any other person, firm, corporation or other entity.

Notwithstanding any other provision of these Articles of Incorporation, the affirmative vote of the holders of two-thirds (2/3rds)  of the outstanding shares of common stock of this Corporation entitled to vote shall be required to amend, alter, change or repeal, or to adopt any provision inconsistent with, this Article 10

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The respective two-thirds (2/3rds) voting requirements specified above for any of the transactions referred to in any one or more of paragraphs 10.A through 10.E above, or to amend, alter, change or repeal, or to adopt any provision inconsistent with, this Article 10, shall not be applicable to a proposed action which has been approved or recommended by majority of the Disinterested directors. As used herein, a "Disinterested Director" means (i) any Director of the Corporation who was a Director as of July 24, 1988, or (ii) was thereafter elected by the shareholders or appointed by the Board of Directors of this Corporation and was not at the time of such election or appointment associated with or an affiliate of an Interested Stockholder directly or indirectly involved in the transaction or proposal before the Board of Directors, or (iii) a person designated, before his election or appointment as a Director, as a Disinterested Director by a majority of Disinterested directors then on the Board of Directors.

11.  Stockholder action by written consent is prohibited. This Article 11 may be amended only by the affirmative vote of two-thirds (2/3rds)  of all of the outstanding shares of common stock of the Corporation entitled to vote, which vote must be by ballot at a duly constituted meeting of the shareholders, the notice of which meeting must include the proposed amendment.

12.  Indemnification:

A.  The Corporation must indemnify and hold harmless, to the fullest extent permitted or authorized by applicable law as it presently exists or may hereafter be amended, any person (a “Covered Person”) who was or is made or is threatened to be made a party or is otherwise involved in any action, suit or proceeding, whether civil, criminal, administrative or investigative (a “Covered Action”), by reason of the fact that he or she, or a person for whom he or she is legal representative, is or was a Director, officer, employee or agent of the Corporation or is or was serving at the request of the Corporation as a Director, officer, employee or agent of another corporation or of a partnership, joint venture, trust, enterprise or nonprofit entity (a “Covered Entity”), including service with respect to employee benefit plans, against all expenses, including attorney’s fees, judgments, fines and amounts paid in settlement actually and reasonably incurred by such Covered Person, so long as such covered person (a) is not liable pursuant to NRS 78.138 or (b) acted in good faith and in a manner which he or she reasonably believed to be in or not opposed to the best interests of the Corporation, and, with respect to any criminal action or proceeding, had no reasonable cause to believe the conduct was unlawful.  The termination of any action, suit or proceeding by judgment, order, settlement, conviction or upon a plea of nolo contendere or its equivalent, does not, of itself, create a presumption that the person is liable pursuant to NRS 78.138 or did not act in good faith and in a manner which he or she reasonably believed to be in or not opposed to the best interests of the Corporation, or that, with respect to any criminal action or proceeding, he or she had reasonable cause to believe that the conduct was unlawful.

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Notwithstanding the foregoing, indemnification may not be made for any claim, issue or matter as to which such a person has been adjudged by a court of competent jurisdiction, after exhaustion of all appeals therefrom, to be liable to the Corporation or for amounts paid in settlement to the Corporation, unless and only to the extent that the court in which the action or suit was brought or other court of competent jurisdiction determines upon application that in view of all the circumstances of the case, the person is fairly and reasonably entitled to indemnity for such expenses as the court deems proper.

Notwithstanding the foregoing, the Corporation shall only be required to indemnify a Covered Person in connection with a Covered Action (or part thereof) commenced by such Covered Person if the commencement of such Covered Action (or part thereof) by the Covered Person was authorized by the Board of Directors.

B.  The Corporation shall pay the expenses (including attorneys’ fees) incurred by a Director or officer in defending any Covered Action as they are incurred and in advance of its final disposition so long as such Director or officer provides an undertaking to repay all amounts advanced if it should be ultimately determined that such Director or officer is not entitled to be indemnified under this Article 12 or otherwise.

C.  If a claim for indemnification or advancement of expenses under this Article 12 is not paid in full within 30 days after a written claim therefor by the Covered Person has been received by the Corporation, the Covered Person may file suit to recover the unpaid amount of such claim and, if successful in whole or in part, shall be entitled to be paid the expense of prosecuting such claim.  In any such action the Corporation shall have the burden of proving that the Covered Person is not entitled to the requested indemnification or advancement of expenses under applicable law.

D.  The rights conferred on any Covered Person by this Article 12 shall not be exclusive of any other rights that such Covered Person may have or hereafter acquire under any statute, provision of these Articles of Incorporation, the By-Laws, agreement, vote of shareholders or disinterested directors or otherwise. This Article 12 shall not limit the right of the Corporation, to the extent and in the manner permitted by law, to indemnify and to advance expenses to persons other than Covered Persons when and as authorized by appropriate corporate action.

E.  The Corporation’s obligation, if any, to indemnify or to advance expenses to any Covered Person who was or is serving at its request as a Director, officer, employee or agent of a Covered Entity shall be reduced by any amount such Covered Person may collect as indemnification or advancement of expenses from such Covered Entity.

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F.  Any repeal or modification of the foregoing provisions of this Article 12 shall not adversely affect any right or protection hereunder of any Covered Person in respect of any act or omission occurring prior to the time of such repeal or modification.

G.  In furtherance and not in limitation of any powers conferred by statute:

(i)  The Corporation may purchase and maintain insurance on behalf of any person who is or was a Director, officer, employee or agent of the Corporation, or is serving in any capacity, at the request of the Corporation, any other corporation, partnership, joint venture, trust, employee benefit plan or other enterprise, against any liability or expense incurred by him or her in any such capacity, or arising out of his or her status as such, whether or not the Corporation would have the power to indemnify him or her against such liability or expense under the provisions of law; and

(ii) The Corporation may create a trust fund, grant a security interest or lien on any assets of the corporation and/or use other means (including, without limitation, letters of credit, guaranties, surety bonds and/or other similar arrangements), and enter into contracts providing indemnification to the full extent authorized or permitted by law and including as part thereof provisions with respect to any or all of the foregoing to ensure the payment of such amounts as may become necessary to effect indemnification as provided therein, or elsewhere.

(iii) The Corporation may, as determined appropriate by the Board of directors, enter into any agreements, contracts or arrangements, including indemnification agreements, with directors and officers of the Corporation, in furtherance of this Article 12.

The undersigned certifies that he is the Chairman and President of AMERCO, a Nevada corporation, and further that the Board of Directors of the Corporation, by resolution dated ~~June 5, 2013~~April 6, 2016, and the stockholders of the Corporation at their meeting dated ~~August 29, 2013~~June 8, 2016, authorized the foregoing Articles of Incorporation.

DATED:  ~~August 29, 2013~~June 8, 2016

AMERCO, a Nevada corporation

By: _______________________________________

Edward J. Shoen, President

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Exhibit C – 2016 AMERCO Stock Option Plan (Shelf Stock Option Plan)

AMERCO

2016 STOCK OPTION PLAN (SHELF STOCK OPTION PLAN)

ARTICLE I.
INTRODUCTION

1.1 Purpose.  The purpose of the AMERCO 2016 Stock Option Plan (Shelf Stock Option Plan) is to promote the growth and profitability of AMERCO, a Nevada corporation, and its Subsidiaries by providing certain Eligible Individuals with an incentive to achieve corporate objectives and attracting and retaining individuals through a participation interest in the performance of the common stock of AMERCO.

1.2 Effective Date.  The Plan will become effective on the date on which the Plan is approved by the Company’s stockholders (the “Effective Date”).

1.3 Eligibility.  Eligible Individuals shall be selected by the Committee in its sole discretion from time to time to be Participants.  The Committee’s selection of an Eligible Individual to participate in the Plan at any time shall not require the Committee to select such person to participate in the Plan at any other time.

1.4 Types of Awards.  Awards under the Plan may be: (a) Options, (b) SARs, or (c) Substitute Awards.

ARTICLE II.
ADMINISTRATION

2.1 Committee.

(a) Subject to Section 2.1(b), the Plan shall be administered by the members of the Committee.

(b) The members of the Board who are “independent directors” (within the meaning of the corporate governance standards imposed by the principal national securities exchange on which securities of the Company are listed or admitted to trading) may, in their discretion, take any action and exercise any power, privilege or discretion conferred on the Committee under the Plan with the same force and effect under the Plan as if done or exercised by the Committee.

(c) No member of the Committee or the Board shall participate in any action taken by such body under the Plan if he or she is personally affected thereby, unless all members of the Committee or Board, as applicable, are similarly affected.

(d) To the extent not inconsistent with applicable law or the rules and regulations of the principal national securities exchange on which securities of the Company are listed or admitted to trading, the Committee may (i) delegate to a subcommittee of one or more of its members any of the authority of the Committee under the Plan, including the rights to designate Eligible Employees and grant, cancel or suspend Awards, and (ii) to the extent

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permitted by law, authorize the Chief Executive Officer or other executive officer of the Company to do one or more of the following with respect to employees of the Employer who are vice presidents or lower level employees:  (A) designate certain such employees to be Eligible Employees; (B) designate such employees who are Eligible Employees to be recipients of Awards; (C) determine the number of Shares subject to such Awards to be received by such Eligible Employees; and (D) cancel or suspend Awards to such Eligible Employees as provided in Article V of the Plan; provided that (x) any resolution of the Committee authorizing such officer(s) or subcommittee must specify the total number of Shares subject to Awards that such officer(s) or subcommittee may so award and the amount (or minimum amount) and form of consideration to be received, (y) the Committee may not authorize any such officer to designate himself or herself as the recipient of an Award, and (z) the Committee may not delegate its power and authority to any such officer with regard to the grant of Awards to any person subject to Section 16 of the Exchange Act.

2.2 Committee Action.  The Committee shall hold such meetings, and may make such administrative rules and regulations, as it may deem proper.  A majority of the members of the Committee shall constitute a quorum, and the action of a majority of the members of the Committee present at a meeting at which a quorum is present, as well as actions taken pursuant to the unanimous written consent of all of the members of the Committee without holding a meeting, shall be deemed to be actions of the Committee.  Any Person dealing with the Committee shall be fully protected in relying upon any written notice, instruction, direction or other communication signed by the secretary of the Committee and one member of the Committee, by two members of the Committee or by a representative of the Committee authorized to sign the same in its behalf.

2.3 Committee and Authority and Responsibilities.  Subject to the terms and conditions of the Plan and such limitations as may be imposed by the Board, the Committee shall be responsible for the overall management and administration of the Plan, and shall have such authority as shall be necessary or appropriate in order to carry out its responsibilities, including, without limitation, the authority:

(a) To select Participants and establish the terms and conditions of any Award consistent with the terms and conditions of the Plan;

(b) To interpret and construe the Plan, and to determine all questions that may arise under the Plan as to eligibility for participation in the Plan, the number of Shares subject to Awards, if any, to be granted, and the terms and conditions thereof;

(c) To adopt, amend and rescind any rules and regulations relating to the Plan, and to prescribe forms for the operation and administration of the Plan;

(d) To provide in an Award Agreement, or as a matter of policy, that Awards are (i) conditioned on compliance with certain restrictive covenants, including, but not limited to, non-competition, confidentiality, non-solicitation of employees, non-solicitation of customers and non-derogation of the Company and the Subsidiaries, in each case, in such form and substance as determined by the Committee; and/or (ii) subject to forfeiture, including those

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already exercised or distributed, in the event of failure to comply with any of the covenants imposed pursuant to (i); and

(e) To correct any defect or omission, or reconcile any inconsistency in any Award Agreement; and to take any other action not inconsistent with the provisions of the Plan that it may deem necessary, desirable or appropriate.

All decisions, determinations, interpretations and other actions of the Committee made or taken in accordance with the terms of the Plan shall be made in the Committee’s sole discretion and shall be final and conclusive and binding upon all Persons having an interest therein.

2.4 Limitations.  The following limitations shall apply to the Committee:

(a) The Committee shall not, without the prior approval of the stockholders of the Company as provided in Section 4.5, or as otherwise provided in Section 5.7, permit the repricing of Options or SARs by any method.

(b) In addition to Sections 3.3 and 5.8, the Committee may (in an Award Agreement or otherwise), subject to the minimum one (1) year vesting provisions of the Plan applicable to Awards to Eligible Employees, accelerate the vesting or exercisability of an Award upon disability, retirement or death of a Participant or for any other reason.

(c) The Committee shall not provide a tax gross-up to any Participant in connection with any Award.

ARTICLE III.
AVAILABLE SHARES

3.1 Shares Available Under the Plan.

(a) Subject to adjustment as provided in Section 5.7 and to all other limits set forth in this Article III, the number of Shares that shall initially be available for all Awards under this Plan shall be Twenty Million, of which no more than Twenty Million Shares in the aggregate may be issued under the Plan in connection with Incentive Stock Options.

Shares available for grant under this Section 3.1(a) may be funded through authorized and unissued Shares, treasury Shares, or Shares purchased by the Company in the open market (except in the case of Shares purchased in the open market using cash proceeds from the exercise of an Option), or any combination of the foregoing, as may be determined from time to time by the Board or by the Committee.  Any Shares that are subject to Awards shall be counted against such aggregate Share limit as one (1) Share for every one (1) Share granted or issued.

(b) Any Shares subject to an Award granted under the Plan that on or after the Effective Date terminates by expiration, forfeiture, cancellation or otherwise without the issuance of Shares, is settled in cash in lieu of Shares, or is exchanged with the Committee’s permission, prior to the issuance of Shares, for an Award not involving Shares shall become

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available again for grant under the Plan in accordance with Section 3.1(d) below.  Notwithstanding anything to the contrary contained herein, the following Shares shall not be added to the Shares authorized for grant under Section 3.1(a):  (i) Shares tendered by the Participant or withheld by the Company in payment of the Exercise Price of an Option, or to satisfy any tax withholding obligation with respect to an Award; (ii) Shares subject to a stock-settled Stock Appreciation Right that are not issued in connection with its settlement on exercise thereof; (iii) Shares reacquired by the Company on the open market or otherwise using cash proceeds from the exercise of Options; and (iv) Shares described in Section 3.1(c) that are not issued upon exercise, settlement, expiration, cancellation, forfeiture of a Substitute Award or for any other reason.

(c) Substitute Awards shall not reduce the number of Shares authorized for grant under the Plan or the individual limits under Section3.2, nor shall Shares subject to a Substitute Award again be available for grant under the Plan to the extent of any forfeiture, expiration or cash settlement as provided in Section 3.1(b) above.

(d) Any Shares that again become available for grant pursuant to this Article III shall be added back as one (1) Share.

3.2 Individual Annual Limits.  Notwithstanding any provision in the Plan to the contrary, but subject to adjustment as provided in Section 5.7:

(a) Options.  No Participant may be granted any Options for more than Two Million Shares in the aggregate in any fiscal year.

(b) Stock Appreciation Rights.  No Participant may be granted any Stock Appreciation Rights with respect to more than Two Million Shares in the aggregate in any fiscal year.

(c) Non-Employee Directors.  Notwithstanding the limitations set forth in Sections 3.2(a) and (b), the maximum aggregate number of Shares associated with any Awards in any fiscal year to any one Non-Employee Director shall be Two Million Shares.

3.3 Exception to Minimum One (1) Year Vesting Period.  Notwithstanding anything contained in the Plan to the contrary, Awards up to a maximum of five percent (5%) of the Shares available for grant pursuant to Section 3.1(a) may be granted without regard to the minimum one (1) year vesting requirements of Sections 4.1(b) and 4.2(b).

ARTICLE IV.
OPTIONS AND STOCK APPRECIATION RIGHTS

4.1 Options.  The Committee may, in its discretion, grant Options to purchase Shares to Participants; provided, however, Incentive Stock Options shall only be granted to Eligible Employees.  Each Option, or portion thereof, that is not an Incentive Stock Option, shall be a Nonqualified Stock Option.  To the extent that the aggregate Fair Market Value (determined as of the date of grant) of Shares with respect to which Options designated as Incentive Stock Options are exercisable for the first time by an Eligible Employee during any calendar year

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(under this Plan or any other plan of the Company or any Subsidiary) exceeds the amount established by the Code (currently $100,000), such Options shall constitute Nonqualified Stock Options.

Options may be granted in addition to, or in lieu of, any other compensation payable to Eligible Individuals, and in all cases shall be subject to the following terms and conditions and shall contain such additional terms and conditions, not inconsistent with the terms of this Plan, as the Committee shall deem advisable:

(a) Number of Shares and Exercise Price.  The number of Shares subject to an Option and the Exercise Price upon exercise of the Option shall be determined by the Committee; provided, however, that the Exercise Price upon exercise of an Option shall not be less than one hundred percent (100%) of the Fair Market Value of a Share on the date of grant of such Option; provided further, that a Nonqualified Stock Option may be granted with an Exercise Price lower than one hundred percent (100%) of Fair Market Value if such Nonqualified Stock Option is granted pursuant to an assumption or substitution for another option in a manner satisfying the provisions of Section 409A of the Code; provided further, that if an Incentive Stock Option shall be granted to any Eligible Employee who, at the time such Option is granted, is a Ten Percent Stockholder, the Exercise Price shall not be less than the Exercise Price (currently one hundred ten percent (110%) of Fair Market Value) required by the Code in order to constitute an Incentive Stock Option ; provided further, that an Incentive Stock Option may be granted with an Exercise Price lower than such specified Fair Market Value if such Incentive Stock Option is granted pursuant to an assumption or substitution for another option in a manner satisfying the provisions of Section 424(a) of the Code.

(b) Option Period, Vesting and Exercisability.  The period during which an Option may be exercised shall be determined by the Committee and specified in the applicable Award Agreement; provided, however, that no Option shall be exercised later than ten (10) years after its date of grant; provided further, that if an Incentive Stock Option shall be granted to a Ten Percent Stockholder, such Option shall not be exercised later than five (5) years after its date of grant; and provided further, that no portion of an Option awarded to a Participant shall become vested and exercisable earlier than one (1) year after the date of grant.  An exercisable Option, or portion thereof, may be exercised only with respect to whole Shares.

(c) Method of Exercise.  An Option Holder may exercise an Option (i) by giving written notice to the Company specifying the number of whole Shares to be purchased and accompanying such notice with payment therefor in full (or arrangement made for such payment to the Company’s satisfaction) either (A) in cash (by certified or bank check or such other instrument as the Company may accept); or (B) if and to the extent permitted by the Committee (aa) by delivery (either actual delivery or by attestation procedures established by the Company) of Shares already owned by the Option Holder having a Fair Market Value, determined as of the date of exercise, equal to the aggregate Exercise Price payable by reason of such exercise; (bb) authorizing the Company to withhold from the Shares to be issued upon exercise of the Option a number of whole Shares having an aggregate Fair Market Value, determined as of the date of exercise, equal to the aggregate Exercise Price to be paid by the Option Holder; (cc) by a cashless exercise through a broker-assisted arrangement to the extent permitted by applicable law; or (dd) through any other method permitted by applicable law

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approved by the Committee in its sole discretion, in each case to the extent set forth in the Award Agreement relating to the Option; (ii) if applicable, by surrendering to the Company any Tandem SARs which are cancelled by reason of the exercise of the Option; and (iii) by executing such documents as the Company may reasonably request.  Any fraction of a Share which would be required to pay such Exercise Price shall be disregarded and the remaining amount due shall be paid in cash by the Option Holder.  No Shares shall be issued and no certificate representing Common Stock shall be delivered until the full Exercise Price therefor and any withholding taxes thereon have been paid (or arrangement made for such payment to the Company’s satisfaction).

4.2 Stock Appreciation Rights.  The Committee may, in its discretion, grant SARs to such Eligible Individuals as may be selected by the Committee.  The Award Agreement relating to a SAR shall specify whether the SAR is a Tandem SAR or a Free-Standing SAR; provided, however, that a Tandem SAR may be granted only at the same time as the Option to which it relates.  SARs shall be subject to the following terms and conditions and shall contain such additional terms and conditions, not inconsistent with the terms of this Plan, as the Committee shall deem advisable:

(a) Number of SARs and Base Price.  The number of SARs subject to an Award shall be determined by the Committee.  Any Tandem SAR related to an Incentive Stock Option shall be granted at the same time that such related Incentive Stock Option is granted.  The base price of a Tandem SAR shall be the Exercise Price per Share of the related Option.  The base price of each Free-Standing SAR shall be determined by the Committee; provided, however, that such base price shall not be less than one hundred percent (100%) of the Fair Market Value of one (1) Share on the date of grant of such SAR.

(b) Exercise Period, Vesting and Exercisability.  The period for the exercise of an SAR shall be determined by the Committee; provided, however, that no SAR shall be exercised more than ten (10) years after its grant date; provided further, that no Tandem SAR shall be exercised after the expiration, cancellation, forfeiture, or other termination of the related Option; and provided further, that no portion of an SAR awarded to a Participant shall become vested and exercisable earlier than one (1) year after the date of grant.  The Committee shall determine whether an SAR may be exercised in cumulative or non-cumulative installments and in part or in full at any time.  An exercisable SAR, or portion thereof, may be exercised, whether in the case of a Tandem SAR or a Free-Standing SAR, only with respect to whole Shares.  Prior to the exercise of an SAR, the holder of such SAR shall have no rights as a stockholder of the Company with respect to the Shares subject to such SAR.

(c) Method of Exercise.  A Tandem SAR may be exercised (i) by giving written notice to the Company specifying the number of whole SARs that are being exercised, (ii) by surrendering to the Company any Options that are cancelled by reason of the exercise of the Tandem SAR, and (iii) by executing such documents as the Company may reasonably request.  A Free-Standing SAR may be exercised (A) by giving written notice to the Company specifying the whole number of SARs that are being exercised, and (B) by executing such documents as the Company may reasonably request.

4.3 Termination of Employment or Service.  All of the terms relating to the exercise, cancellation, or other disposition of an Option or SAR upon a termination of

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employment or service with the Company or a Subsidiary of the holder of such Option or SAR, as the case may be, shall be determined by the Committee and set forth in the applicable Award Agreement; provided, however, that such applicable Award Agreement shall not provide that an Incentive Stock Option shall remain exercisable for more than ninety (90) days following the termination of the Participant’s employment with the Company and its Affiliates, or if such termination is the result of the Participant’s disability (within the meaning of Section 22(e)(3) of the Code) or death, for more than one (1) year following the date of termination.

4.4 Dividend Equivalents.  Notwithstanding anything in an Award Agreement to the contrary, the holder of an Option or SAR shall not be entitled to receive dividend equivalents with respect to the number of Shares subject to such Option or SAR.

4.5 No Repricing.  The Committee shall not without the approval of the stockholders of the Company, (i) reduce the Exercise Price or base price of any previously granted Option or SAR, (ii) cancel any previously granted Option or SAR in exchange for another Option or SAR with a lower Exercise Price or base price, or (iii) cancel any previously granted Option or SAR in exchange for cash or another Award if the Exercise Price of such Option or the base price of such SAR exceeds the Fair Market Value of a Share on the date of such cancellation, in each case other than as provided in Section 5.7 in connection with a corporate transaction including, without limitation, any stock dividend, stock split, extraordinary cash dividend, recapitalization, reorganization, merger, consolidation, split-up, spin-off, combination, or exchange of Shares.

4.6 Disqualifying Dispositions.  Any Participant who makes a “disposition” (as defined in Code Section 424) of all or any portion of Shares acquired upon exercise of an Incentive Stock Option shall immediately advise the Company in writing as to the occurrence of the sale and the price realized upon the sale of such Shares.

ARTICLE V.
GENERAL

5.1 Effective Date and Term of Plan.  The Plan shall be submitted to the stockholders of the Company for approval and, if so approved, the Plan shall become effective as of the date approved by the Company’s stockholders.  The Plan shall automatically terminate the day before the ten (10) year anniversary of its Effective Date, unless terminated earlier by the Board.  Termination of the Plan shall not affect the terms or conditions of any Award granted prior to termination.  Awards hereunder may be made at any time prior to the termination of the Plan.  In the event that the Plan is not approved by the stockholders of the Company, the Plan shall be void and of no force or effect.  The Board may suspend or terminate the Plan in whole or in part at any time prior to the ten (10) year anniversary of its Effective Date; provided, however, that all Awards theretofore granted that are then outstanding shall remain outstanding on the terms and conditions set forth in the Award Agreement evidencing such Awards.

5.2 Amendments.

(a) The Board may amend the Plan as it shall deem advisable; provided, however that no amendment to the Plan shall be effective without the approval of the Company’s stockholders if (i) stockholder approval is required by applicable law, rule or regulation, or any

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applicable stock exchange rule on which the Shares are traded; or (ii) such amendment seeks to modify Section 4.5 hereof; provided further, that no amendment may impair the rights of a holder of an outstanding Award without the consent of such holder subject to Section 5.2(b) below and Sections 5.7 and 5.13 of the Plan.

(b) Notwithstanding any other provision of the Plan to the contrary, the Board may amend the Plan and the Board or the Committee may amend an Award Agreement, to take effect retroactively or otherwise, as deemed necessary or advisable for the purpose of conforming the Plan or an Award Agreement to (i) any law relating to plans of this or similar nature, and to the administrative regulations and rulings promulgated thereunder, and (ii) any applicable exchange requirements.  By accepting an Award under the Plan, a Participant agrees to any amendment made pursuant to this paragraph (b) to the Plan and any Award Agreement without further consideration or action.

5.3 Award Agreement.  Each Award under the Plan shall be evidenced by an Award Agreement setting forth the terms and conditions applicable to such Award.  No Award shall be valid until an Award Agreement is executed by the Company and, to the extent required by the Company, either executed by the Participant or accepted by the Participant by electronic means approved by the Company within the time period specified by the Company.  Upon such execution, or electronic acceptance, and delivery of the Award Agreement to the Company, such Award shall be effective as of the effective date set forth in the Award Agreement.

5.4 Non-Transferability.  No Award shall be transferable other than by will, the laws of descent and distribution, or pursuant to beneficiary designation procedures approved by the Company.  Except to the extent permitted by the foregoing sentence or the Award Agreement relating to an Award, each Award may be exercised or settled during the holder’s lifetime only by the holder or the holder’s legal representative or similar person.  Except as permitted by the second preceding sentence, no Award may be sold, transferred, assigned, pledged, hypothecated, encumbered or otherwise disposed of (whether by operation of law or otherwise), or be subject to execution, attachment, or similar process.  No Incentive Stock Option may be sold, transferred, pledged, assigned or otherwise alienated or hypothecated, other than by will or by the laws of descent and distribution.  Upon any attempt to so sell, transfer, assign, pledge, hypothecate, encumber, or otherwise dispose of any Award, such Award and all rights thereunder shall immediately become null and void.  Any transferee of the Participant’s rights shall succeed and be subject to all of the terms of the transferred Award and the Plan, including restrictions on further transferability, compliance with applicable securities laws, and providing required investment representations.

5.5 Tax Withholding.  Prior to the issuance or delivery of any Shares or the payment of any cash pursuant to an Award made hereunder, the Company shall have the right to require payment by the holder of such Award of any federal, state, local, or other taxes which may be required to be withheld or paid in connection with such Award.  An Award Agreement may provide that (a) the Company shall withhold whole Shares which would otherwise be delivered to a holder, having an aggregate Fair Market Value determined as of the date the obligation to withhold or pay taxes arises in connection with an Award (the “Tax Date”), or withhold an amount of cash which would otherwise be payable to a holder, in the amount necessary to satisfy any such obligation, or (b) the holder may satisfy any such obligation by any of the following

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means:  (i) a cash payment to the Company; (ii) delivery (either actual delivery or by attestation procedures established by the Company) to the Company of previously owned whole Shares having an aggregate Fair Market Value, determined as of the Tax Date, equal to the amount necessary to satisfy any such obligation; (iii) authorizing the Company to withhold whole Shares which would otherwise be delivered having an aggregate Fair Market Value, determined as of the Tax Date, or withhold an amount of cash which would otherwise be payable to a holder, in either case equal to the amount necessary to satisfy any such obligation; (iv) in the case of the exercise of an Option, a cash payment by a broker-dealer acceptable to the Company to whom the optionee has submitted an irrevocable notice of exercise, or (v) any combination of (i), (ii) and (iii), in each case to the extent set forth in the Award Agreement relating to the Award.  Shares to be delivered or withheld may not have an aggregate Fair Market Value in excess of the amount determined by applying the minimum statutory withholding rate.  Any fraction of a Share which would be required to satisfy such an obligation shall be disregarded and the remaining amount due shall be paid in cash by the holder.

5.6 Restrictions on Shares.  Each Award made hereunder shall be subject to the requirement that, if at any time, the Company determines that the listing, registration, or qualification of the Shares subject to such Award upon any securities exchange or under any law, or the consent or approval of any governmental body, or the taking of any other action, is necessary or desirable as a condition of, or in connection with, the delivery of Shares thereunder, such Shares shall not be delivered unless such listing, registration, qualification, consent, approval, or other action shall have been effected or obtained, free of any conditions not acceptable to the Company.  The Company may require that certificates evidencing Shares delivered pursuant to any Award made hereunder bear a legend indicating that the sale, transfer, or other disposition thereof by the holder is prohibited except in compliance with applicable securities laws.

5.7 Adjustment.

(a) In the event of any equity restructuring that causes the per share value of Shares to change (such as a stock dividend, stock split, spinoff, rights offering, or recapitalization through an extraordinary dividend), then (i) the number and class of securities available under this Plan, (ii) the number and class of securities subject to each outstanding Option or SAR and the Exercise Price or base price per Share, and (iii) the maximum number of securities with respect to which Options or SARs may be granted during any fiscal year of the Company to any one Eligible Individual, shall be appropriately and equitably adjusted by the Committee in order to prevent dilution or enlargement of the rights of Participants (such adjustments to be made in the case of outstanding Options and SARs without an increase in the aggregate purchase price or base price and in accordance with Section 409A).

(b) In the event of any other change in corporate capitalization, including a merger, consolidation, reorganization, or partial or complete liquidation of the Company, such equitable adjustments described in Section 5.7(a) may be made, as determined to be appropriate and equitable, by the Committee (or, if the Company is not the surviving corporation in any such transaction, the board of directors of the surviving corporation) to prevent dilution or enlargement of rights of Participants.

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(c) The decision of the Committee regarding any such adjustment described in Sections  5.7(a) and (b) shall be final, binding, and conclusive.  If any such adjustment would result in a fractional security or Share being (i) available under this Plan, such fractional security or Share shall be disregarded, or (ii) subject to an Award under this Plan, the Company shall pay the holder of such Award, in connection with the first vesting, exercise, or settlement of such Award, in whole or in part, occurring after such adjustment, an amount in cash determined by multiplying (A) the fraction of such security (rounded to the nearest hundredth) by (B) the excess, if any, of (aa) the Fair Market Value on the vesting, exercise, or settlement date over (bb) the Exercise Price or base price, if any, of such Award.

5.8 Change in Control.  Notwithstanding any other provision of the Plan to the contrary, and unless otherwise provided in the Award Agreement (which Award Agreement shall preclude the acceleration of vesting or exercisability of any Award based solely upon a Change in Control without a termination of the Participant’s employment without Cause or for Good Reason), in the event of a Change in Control, the following provisions shall apply to Eligible Employees who are Participants:

Any Options and Stock Appreciation Rights outstanding which are not then exercisable and vested, shall become fully exercisable and vested upon the termination of the Participant’s employment with the Company and its Affiliates without Cause or for Good Reason during the Applicable Period.

For purposes of this Section 5.8 and unless otherwise provided in the Award Agreement, the term “Applicable Period” means the twenty-four (24) month period ending on the second year anniversary of a Change in Control.

Notwithstanding the foregoing, in the event of a Change in Control, the Committee, as constituted before such Change in Control, is hereby authorized, and has sole discretion, as to any Award, either in an Award Agreement at the time such Award is made hereunder or any time thereafter, to take any one or more of the following actions:  (i) provide for the cancellation, cash-out, or purchase of any such Award for an amount of cash or Shares or any combination thereof equal to the amount that could have been attained upon the exercise of such Award or realization of the Participant’s rights, had such Award been currently exercisable or payable; (ii) cause any such Award then outstanding to be assumed, or new rights substituted therefore, by the acquiring or surviving corporation after such Change in Control.  The Committee may, in its discretion, include such further provisions and limitations in any Award Agreement, as it may deem equitable and in the best interests of the Company; or (iii) in the case of any Option or SAR with an Exercise Price or base price that equals or exceeds the price paid for a Share in connection with a Change in Control, the Committee may cancel such Option or SAR without the payment of consideration therefor.

5.9 No Right of Participation, Employment, or Service.  Unless otherwise set forth in an employment agreement, no person shall have any right to participate in the Plan.  Neither this Plan nor any Award made hereunder shall confer upon any person any right to continued employment by, or service with, the Company or any Subsidiary, or affect in any manner the right of the Company or any Subsidiary, to terminate the employment of any person at any time without liability hereunder.

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5.10 Rights as Stockholder.  No person shall have any right as a stockholder of the Company with respect to any Shares which is subject to an Award hereunder, unless and until such person becomes a stockholder of record with respect to such Shares.

5.11 Designation of Beneficiary.  To the extent permitted by the Committee, a holder of an Award may file with the Company a written designation of one or more persons as such holder’s beneficiary or beneficiaries (both primary and contingent) in the event of the holder’s death or incapacity.  To the extent an outstanding Option or SAR granted hereunder is exercisable, such beneficiary or beneficiaries shall be entitled to exercise such Option or SAR pursuant to procedures prescribed by the Company.  Each beneficiary designation shall become effective only when filed in writing with the Company during the holder’s lifetime, on a form prescribed by the Company.  The spouse of a married holder domiciled in a community property jurisdiction shall join in any designation of a beneficiary other than such spouse.  The filing with the Company of a new beneficiary designation shall cancel all previously filed beneficiary designations.  If a holder fails to designate a beneficiary, or if all designated beneficiaries of a holder predecease the holder, then each outstanding Award held by such holder, to the extent vested or exercisable, shall be payable to, or may be exercised by, such holder’s executor, administrator, legal representative, or similar person.

5.12 Governing Law.  This Plan, each Award hereunder, and the related Award Agreement, and all determinations made and actions taken pursuant thereto, to the extent not otherwise governed by the Code or the laws of the United States, shall be governed by the laws of the State of Arizona and construed in accordance therewith without giving effect to principles of conflicts of laws.  The federal and state courts having jurisdiction in the county in the State of Arizona in which the Company’s headquarters are located shall have exclusive jurisdiction over any claim, action, complaint or lawsuit brought under the terms of the Plan.  By accepting any Option or SAR granted under this Plan, the Eligible Individual, and any other person claiming any rights under the Plan, agrees to submit himself or herself, and any such legal action as he or she shall bring under the Plan, to the sole jurisdiction of such courts for the adjudication and resolution of any such disputes.

5.13 Clawback, Forfeiture, or Recoupment.  All Awards shall be subject to cancellation, recovery, reduction, forfeiture, recoupment or other penalties:  (i) under any law, government regulation or stock exchange listing requirement, and (ii) pursuant to any Company clawback policy, as may be adopted or amended from time to time by the Company.

5.14 Successors and Assigns.  The Plan shall be binding on all successors and assigns of the Company and each Participant, including without limitation, the estate of such Participant and the executor, administrator of such estate, or any receiver or trustee in bankruptcy or representative of the Participant’s creditors.

5.15 Unfunded Plan.  The Plan is unfunded and neither the Company nor the Board nor the Committee shall be required to establish any fund or to segregate any assets relating thereto.

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5.16 Non-Uniform Treatment.  The Committee’s determinations under the Plan need not be uniform and the Committee may make non-uniform Awards and selective determinations, amendments and adjustments, and enter into non-uniform and selective Award Agreements.

5.17 Plan Headings.  The headings in the Plan are for convenience only and are not intended to define or limit the construction of Plan provisions.

ARTICLE VI.
CERTAIN DEFINITIONS

“Affiliate” means any entity that, directly or through one or more intermediaries, controls or is controlled by or is under common control with the Company.

“Applicable Period” has the meaning set forth in Section 5.8.

“Award” means any award or payment permitted or granted under the Plan, including Nonqualified Stock Options, Incentive Stock Options, SARs, and Substitute Awards.

“Award Agreement” means the written or electronic agreement evidencing an Award hereunder between the Company and the recipient of such Award, which may include a notice evidencing the Award.

“Board” means the Board of Directors of the Company.

“Cause” means any one or more of the following:

(a) for an Eligible Individual who is not a Non-Employee Director, termination of employment or service with the Company or a Subsidiary upon the occurrence of any of the following:

(i)the Eligible Individual intentionally engages in dishonest conduct in connection with his or her performance of services for the Company or a Subsidiary resulting in his or her conviction of or plea of guilty or nolo contendere to a felony;

(ii)the Eligible Individual is convicted of, or pleads guilty or nolo contendere to, a felony or any crime involving moral turpitude;

(iii)the Eligible Individual willfully fails or refuses to perform his or her duties to the Company or a Subsidiary and fails to cure such breach within sixty (60) days following written notice thereof from the Company;

(iv)the Eligible Individual breaches his or her fiduciary duties to the Company or a Subsidiary for personal profit; or

(v)the Eligible Individual willfully breaches or violates any law, rule or regulation (other than traffic violations or similar offenses), or

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final cease and desist order in connection with his or her performance of services for the Company or a Subsidiary;

(b) for an Eligible Individual who is a Non-Employee Director, (i) removal for cause under the terms of any law, rule or regulation applicable to the entity upon whose board of directors the individual serves as a Non-Employee Director; or (ii) a determination by a majority of the other Board members that the Non-Employee Director has engaged in any of the following:  (i) gross misconduct or neglect, (ii) willful conversion of the Company’s or a Subsidiary’s assets, or (iii) repeated failure to participate in Board meetings on a regular basis.

“Change in Control” means the occurrence of any of the following after the Effective Date:

(a) any event (other than an event described in paragraph (c) below) upon which any “person” (as such term is used in sections 13(d) and 14(d) of the Exchange Act), other than (i) a trustee or other fiduciary holding securities under an employee benefit plan maintained for the benefit of employees of the Company; (ii) a corporation owned, directly or indirectly, by the stockholders of the Company in substantially the same proportions as their ownership of stock of the Company; or (iii) any group constituting a person in which employees of the Company are substantial members, becomes the “beneficial owner” (as defined in Rule 13d-3 promulgated under the Exchange Act), directly or indirectly, of securities issued by the Company representing more than fifty percent (50%) or more of the combined voting power of all of the Company’s then outstanding securities; or

(b) the consummation of a merger or consolidation of the Company with any other corporation, other than a merger or consolidation following which both of the following conditions are satisfied:

(i)either (A) the members of the Board immediately prior to such merger or consolidation constitute at least a majority of the members of the governing body of the institution resulting from such merger or consolidation; or (B) the stockholders of the Company own securities of the institution resulting from such merger or consolidation representing fifty percent (50%) or more of the combined voting power of all such securities of the resulting institution then outstanding in substantially the same proportions as their ownership of voting securities of the Company immediately before such merger or consolidation; and

(ii)the entity which results from such merger or consolidation expressly agrees in writing to assume and perform the Company’s obligations under the Plan; or

(c) the consummation, following the approval of the stockholders of the Company, of a plan of complete liquidation of the Company or of an agreement for the sale or disposition by the Company of all or substantially all of its assets.

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In no event, however, shall a Change in Control be deemed to have occurred as a result of any acquisition of securities or assets of the Company, or a Subsidiary, by the Company or any other Subsidiary, or by any employee benefit plan maintained by any of them.

Notwithstanding the foregoing, with respect to an Award that (i) is subject to Section 409A, and (ii) provides for a Change in Control to accelerate the timing of payment thereunder, the term “Change in Control” shall mean a change in the ownership or effective control of the Company, or in the ownership of a substantial portion of the assets of the Company as defined in Section 409A, but only to the extent inconsistent with the above definition, and only to the minimum extent necessary to comply with Section 409A as determined by the Committee.

“Code” means the Internal Revenue Code of 1986, as amended.  Any reference to a Code section shall be deemed to include the regulations promulgated thereunder.

“Committee” means the Compensation Committee of the Board or such other committee or Person or Persons as may be designated by the Board from time to time and who (i) are “non-employee directors” to the extent required by and within the meaning of Rule 16b-3 under the Exchange Act or any similar applicable rule which may subsequently be in effect, and (ii) are independent directors within the meaning of the rules of the principal national stock exchange on which the Common Stock is then traded; provided, however, that with respect to Awards to Covered Employees, “Committee” means the Compensation Committee of the Board or a subcommittee thereof consisting solely of “outside directors” within the meaning of Code Section 162(m) and the regulatory and other guidance promulgated thereunder.  Notwithstanding the foregoing, during any time period that Awards to Non-Employee Directors are granted, all references to the “Committee” in the Plan with respect to Awards to Non-Employee Directors shall mean the Board.

“Common Stock” means either (i) the common stock, par value $0.25 per share, or (ii) the serial common stock authorized by the Amended and Restated Articles of Incorporation, of the Company, and all rights appurtenant thereto, which may be authorized and unissued or treasury shares or such other shares as may be substituted pursuant to the Plan.

“Company” means AMERCO, a corporation organized and existing under the laws of the State of Nevada, and any successor thereto.

“Consultant” means any person who is engaged by the Company or an Affiliate to render consulting or advisory services to such entity.

“Covered Employee” means for any taxable year of the Company, an Eligible Employee who is, or who the Committee determines is reasonably likely to be, a “covered employee” within the meaning of Code Section 162(m) with the interpretation contained in Internal Revenue Service Notice 2007-49.

“Early Retirement” means termination of all service for the Employer at or after attainment of age fifty-five (55) and the completion of at least ten (10) consecutive years of Service.

“Effective Date” has the meaning set forth in Section 1.2.

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“Eligible Employee” means any employee of the Company or a Subsidiary (or any individual to whom an offer of employment with the Company or any Subsidiary is extended), whom the Committee or its delegees under the Plan may select to receive an Award; provided, however, that for purposes of Awards of Incentive Stock Options, an Eligible Employee means an employee of the Company or any Subsidiary within the meaning of Code Section 424.

“Eligible Individual” means any Eligible Employee or Non-Employee Director, Consultant and such other persons designated by the Committee who are expected to become Eligible Employees, Non-Employee Directors, or Consultants.

“Employer” means the Company, any Subsidiary and any successor thereto.  With respect to any Eligible Individual, “Employer” shall mean the entity that employs such Eligible Individual or upon whose board of directors such Eligible Individual serves.

“Exchange Act” means the Securities Exchange Act of 1934, as amended.

“Exercise Price” means the price per Share at which Shares subject to an Option may be purchased upon exercise of the Option.

“Fair Market Value” means, with respect to a Share on a specified date:

(a) the final reported sales price on the date in question (or if there is no reported sale on such date, on the last preceding date on which any reported sale occurred) as reported in the principal consolidated reporting system with respect to securities listed or admitted to trading on the principal United States securities exchange on which the Shares are listed or admitted to trading, as of the close of the market in New York City and without regard to after-hours trading activity; or

(b) if the Shares are not listed or admitted to trading on any such exchange, the closing bid quotation with respect to a Share on such date, as of the close of the market in New York City and without regard to after-hours trading activity, on the National Association of Securities Dealers Automated Quotations System, or, if no such quotation is provided, on another similar system, selected by the Committee, then in use; or

(c) if paragraphs (a) and (b) are not applicable, the Fair Market Value shall be determined by the Committee in good faith and in accordance with Section 409A.

“Free-Standing SAR” means an SAR which is not granted in tandem with, or by reference to, an Option, which entitles the holder thereof to receive, upon exercise, cash or Shares with an aggregate value equal to the excess of the Fair Market Value of one (1) Share on the date of exercise over the base price of such SAR, multiplied by the number of such SARs which are exercised.

“Good Reason” means the following, unless otherwise provided in an Award Agreement: (i) to the extent defined in a Participant’s employment, Change in Control severance or similar agreement, the term “Good Reason” shall have the same meaning as set forth in such agreement with respect to such Participant or (ii) in the case of any Participant not covered by clause (i), the term “Good Reason” means the occurrence of one or more of the following

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without Participant’s consent, which circumstances are not remedied by the Company within thirty (30) days of the Company’s receipt of a written notice from the Participant of such circumstance(s), which notice must be given by Participant within ninety (90) days of the initial occurrence of the circumstance(s):  (A) a material diminution in Participant’s base compensation; (B) a material diminution in the Participant’s authority, duties, or responsibilities; or (C) a change in the geographic location at which Participant must perform his or her duties that is more than fifty (50) miles from the location of Participant’s principal workplace immediately prior to the Change in Control.

“Incentive Stock Option” means a right of an Eligible Employee to purchase Shares that meets the requirements of Section 422 of the Code, or any successor provision, which is intended by the Committee to constitute an Incentive Stock Option.

“Non-Employee Director” means any director of the Company, or any Subsidiary who is not an officer or employee of the Company or any Subsidiary.

“Nonqualified Stock Option” means a right of an Eligible Individual to purchase Shares which is not an Incentive Stock Option.

“Option” means a right to purchase Shares which is granted pursuant to Section 4.1, and may be either an Incentive Stock Option or a Nonqualified Stock Option.

“Option Holder” means, at any relevant time with respect to an Option, the Person having the right to exercise the Option.

“Participant” means any Eligible Individual selected to receive an Award by the Committee.

“Person” means an individual, a corporation, a partnership, a limited liability company, an association, a joint-stock company, a trust, an estate, an unincorporated organization or any other business organization or institution.

“Plan” means the AMERCO 2016 Stock Option Plan, as it may be amended from time to time.

“SAR” and “Stock Appreciation Right” means an Award granted pursuant to Section 4.2 of the Plan under which a Participant has the right to receive the difference between the Fair Market Value of a Share on the date of grant and the Fair Market Value of a Share on the date of exercise, which may be a Free-Standing SAR or a Tandem SAR.

“Section 409A” means Section 409A of the Code and the regulatory and other guidance issued thereunder by the United States Department of Treasury and/or Internal Revenue Service.

“Shares” means shares of Common Stock.

“Subsidiary” means any corporation, limited liability company, partnership, joint venture, or other entity in which the Company owns, directly or indirectly, an equity interest possessing fifty percent (50%) or more of the combined voting power of the total outstanding

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equity interests of such entity, including any entity that becomes a Subsidiary after the Effective Date.

“Substitute Award” means an Award granted under this Plan upon the assumption of, or in substitution for, or exchange outstanding equity awards previously granted by a company or other entity in connection with a corporate transaction with the Company or a Subsidiary, including a merger, combination, consolidation, or acquisition of property or stock; provided, however, that in no event shall the term “Substitute Award” be construed to refer to an Award made in connection with the cancellation and repricing of an Option or SAR.

“Tandem SAR” means an SAR which is granted in tandem with, or by reference to, an Option (including a Nonqualified Stock Option granted prior to the date of grant of the SAR), which entitles the holder thereof to receive, upon exercise of such SAR and surrender or cancellation of all or a portion of such Option, cash or Shares with an aggregate value equal to the excess of the Fair Market Value of one (1) Share on the date of exercise over the base price of such SAR, multiplied by the number of Shares subject to such Option, or portion thereof, which is surrendered.

“Tax Date” has the meaning set forth in Section 5.5.

“Ten Percent Stockholder” means an Eligible Employee who owns, or is deemed to own pursuant to Code Section 424, stock having more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or any of its Affiliates.

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